UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2023

Date of reporting period:	September 1 , 2022 – August 31, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Multi-Asset Income Fund

Annual report
8 | 31 | 23

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PMIAX

Putnam
Multi-Asset Income
Fund

Annual report
8 | 31 | 23

Message from the Trustees

October 13, 2023

Dear Fellow Shareholder:

Stocks rose across most global markets in the 12 months ended August 31, 2023. During this time, the U.S. economy continued to expand despite worries about a potential recession. Enthusiasm over the innovation of generative artificial intelligence helped lift investor sentiment. Stock performance in non-U.S. markets generally lagged U.S. markets. Growth in the eurozone stalled in the winter of 2022–2023 amid Russia’s war against Ukraine, while China’s economy struggled given its heavily indebted property sector.

Bond market performance was mostly lackluster over the period, although some sectors posted gains. The U.S. Federal Reserve has continued to raise interest rates but at a more gradual pace compared with 2022. U.S. inflation has eased but is still above the Fed’s 2% target. Against this backdrop, investors are weighing the impact of high borrowing costs and tighter lending conditions at banks.

As active managers, your investment team continues to research attractive opportunities for your fund while monitoring risks. This report offers an update on their efforts.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class P shares assumes reinvestment of distributions and does not account for taxes. Class P shares do not bear an initial sales charge. See below and pages 7–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, call 1-800-225-1581 (toll free).

All Bloomberg indices are provided by Bloomberg Index Services Limited.

All MSCI indices are provided by MSCI.

* The Putnam Multi-Asset Income Blended Benchmark is an unmanaged index administered by Putnam Management and comprises 55% the Bloomberg U.S. Aggregate Bond Index, 22.5% the Russell 3000 Index, 18% the JPMorgan Developed High Yield Index, and 4.5% the MSCI EAFE Index (ND). Prior to July 12, 2022, the benchmark comprised 55% the Bloomberg U.S. Aggregate Bond Index, 21% the Russell 3000 Index, 14% the JPMorgan Developed High Yield Index, 6% the ICE BofA U.S. Treasury Bill Index, and 4% the MSCI EAFE Index (ND).

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/23. See above and pages 7–10 for additional fund performance information. Index descriptions can be found on page 13.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Multi-Asset Income Fund

How were market conditions during the 12-month reporting period ended August 31, 2023?

Stocks delivered solid gains in a period challenged by many macroeconomic issues. High inflation, rising interest rates, the Russian war against Ukraine, and a slowdown in global growth weighed on investor sentiment at times. With U.S. inflation reaching 40-year highs in June 2022, the Federal Reserve implemented its most rapid series of interest-rate increases since the early 1980s. Many investors feared the Fed’s aggressive tactics to control inflation would push the economy into a recession.

In late 2022, inflation began to show signs of easing. With the prospect of an end to interest-rate hikes, calendar 2023 began on a bright note with stocks posting strong gains. However, recession concerns escalated in February, and new worries emerged in March due to turmoil in the banking sector. The failures of a few U.S. regional banks combined with a Swiss government-engineered takeover of Credit Suisse by UBS raised fears about a liquidity crisis. Quick actions by global central banks minimized systemic risk. However, distress over banks’ balance sheets added

Multi-Asset Income Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 8/31/23. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time. Due to rounding, percentages may not equal 100%.

The table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 8/31/23. Short-term investments, to-be-announced (TBA) commitments, and derivatives, if any, are excluded. Holdings may vary over time.

4 Multi-Asset Income Fund

to recession concerns and led to changing expectations about the future path of monetary policy. The interest-rate-sensitive information technology sector, led by artificial intelligence [AI] stocks, began a multi-month rally that lasted for much of the reporting period.

The equity rally broadened out in June and July 2023 to include smaller-cap stocks and other industry sectors. Positive earnings reports and falling inflation fueled the rally. At its annual conference in August 2023, the Fed stated that it would “proceed carefully” and continue making data-driven decisions on a meeting-to-meeting basis. As part of this process, the Fed mentioned it would try to balance the risk of doing too much and slowing growth against the risk of doing too little and increasing inflation.

For the 12-month reporting period, U.S. stocks returned 15.94%, as measured by the S&P 500 Index. International stocks fared better, returning 17.92%, as measured by the MSCI EAFE Index (ND).

For the 12-month reporting period, investment-grade bonds posted a loss, with the Bloomberg U.S. Aggregate Bond Index returning –1.19%. The yield on the 10-year U.S. Treasury note began the period at 3.26% and ended the period at 4.09%. The yield curve remained inverted over the 12 months, which in past economic cycles has been an indicator of a recession to come. [The yield curve is a graphical representation of the yields/interest rates of bonds with equal credit quality but differing maturity dates.]

How did the fund perform during the reporting period?

The fund’s class P shares returned 4.23% during the 12 months ended August 31, 2023, trailing the Putnam Multi-Asset Income Blended Benchmark, which rose 4.81%. Our equity allocation decisions weighed on the fund’s performance relative to the benchmark.

Putnam Multi-Asset Income Fund seeks total return consistent with conservation of capital. The fund has a strategic allocation of 27% equities and 73% fixed income.

Which strategies contributed to performance and which detracted during the 12 months ended August 2023?

Overall, security selection decisions within our U.S. high-dividend equity, international high-dividend equity, and global fixed income strategies boosted the fund’s performance relative to the benchmark.

Our asset allocation decisions detracted from benchmark-relative performance. The portfolio had a modest underweight exposure to equity risk during the early months of the reporting period. This was beneficial for performance as stocks sold off due to the Fed’s aggressive monetary policy. We shifted to a further underweight position in November 2022 and maintained this exposure until the end of July 2023, when we shifted back to a modest underweight position. This underweight positioning hurt performance when stocks soared in January and June 2023 but aided performance when stocks sold off in December 2022 and in February and August of 2023.

The portfolio’s interest-rate exposure was neutral for most of the period. In February 2023, we shifted to a modest underweight position, which led to a gain. In March 2023, we shifted the position back to neutral. We tactically shifted once again in June 2023 to a modest underweight position. An out-of-benchmark position to commodity risk that ranged from modestly long to long until March 2023 contributed to a loss for this strategy.

How did the fund use derivatives during the reporting period?

The fund used futures contracts to manage exposure to market risk and to equitize cash.

Multi-Asset Income Fund 5

What is your near-term outlook for the markets?

We expect elevated inflation, tighter financial conditions, and recession fears will continue to weigh on market sentiment for the foreseeable future.

Our near-term outlook for equities is slightly bearish. The Fed has tightened monetary policy more than what the market priced in at the beginning of calendar 2023, and its interest-rate cuts were pushed out further than initially expected. Furthermore, the S&P 500 Index has rallied strongly due to investor excitement over AI and economic data that lowered the risk of recession while increasing the potential for a soft landing for the U.S. economy, in our view. Given this backdrop, we believe equity positioning closer to neutral is warranted for the foreseeable future.

Our near-term outlook for interest-rate-sensitive fixed income is also slightly bearish. Recent economic data has been robust enough to allow the Fed to continue its hawkish monetary policy, in our view. With core inflation still elevated, a tight job market, and other central banks around the world resuming hikes after pausing, we believe investors are underestimating the Fed’s resolve.

Our view on commodities is neutral. Many physical markets remain tight, but we believe the potential for recession and tighter financial conditions are risks to the downside. Commodity volatility has also increased significantly.

We continue to have conviction in our investment strategies and our ability to adapt the portfolio to changing market conditions.

Thank you, Brett, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

Putnam Multi-Asset Income Fund, formerly named Putnam Income Strategies Portfolio, was launched on December 31, 2019, as a building block for the Putnam Retirement Advantage Funds and was not publicly available as a stand-alone investment product. On February 10, 2023, Putnam launched additional share classes, opening the fund to retail and institutional investors. On February 20, 2023, Putnam Multi-Asset Absolute Return Fund was merged into the fund.

Effective with its March 2023 dividend, the fund’s class A shares monthly dividend rate was increased from $0.003 to $0.019 per share due to portfolio composition changes. Similar increases were made to other share classes.

6 Multi-Asset Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2023, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Before July 12, 2022, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P shares are only available to other Putnam funds and/or other accounts managed by Putnam Management or its affiliates. Class R, R5, R6, and Y shares are not available to all investors.

Annualized fund performance Total return for periods ended 8/31/23

	Life of fund	3 years	1 year
Class A (2/10/23)
Before sales charge	0.34%	–0.87%	3.22%
After sales charge	–0.77	–2.21	–0.91
Class C (2/10/23)
Before CDSC	–0.43	–1.63	2.47
After CDSC	–0.43	–1.63	1.47
Class P (12/31/19)
Net asset value	1.69	0.44	4.23
Class R (2/10/23)
Net asset value	0.09	–1.11	2.97
Class R5 (2/10/23)
Net asset value	0.60	–0.60	3.58
Class R6 (2/10/23)
Net asset value	0.67	–0.52	3.54
Class Y (2/10/23)
Net asset value	0.60	–0.61	3.46

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 4.00% sales charge levied at the time of purchase. Class C share returns after contingent deferred sales charge (CDSC) reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class A, C, R, R5, R6, and Y shares prior to their inception is derived from the historical performance of class P shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Multi-Asset Income Fund 7

Comparative annualized index returns For periods ended 8/31/23

	Life of fund	3 years	1 year
Putnam Multi-Asset Income Blended
Benchmark*	2.07%	0.55%	4.81%

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

All MSCI indices are provided by MSCI.

* The Putnam Multi-Asset Income Blended Benchmark is an unmanaged index administered by Putnam Management and comprises 55% the Bloomberg U.S. Aggregate Bond Index, 22.5% the Russell 3000 Index, 18% the JPMorgan Developed High Yield Index, and 4.5% the MSCI EAFE Index (ND). Prior to July 12, 2022, the benchmark comprised 55% the Bloomberg U.S. Aggregate Bond Index, 21% the Russell 3000 Index, 14% the JPMorgan Developed High Yield Index, 6% the ICE BofA U.S. Treasury Bill Index, and 4% the MSCI EAFE Index (ND).

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class A shares ($9,600 after sales charge) would have been valued at $9,722. A $10,000 investment in the fund’s class C shares would have been valued at $9,843 and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $10,034, $10,222, $10,248, and $10,220, respectively.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

All MSCI indices are provided by MSCI.

* The Putnam Multi-Asset Income Blended Benchmark is an unmanaged index administered by Putnam Management and comprises 55% the Bloomberg U.S. Aggregate Bond Index, 22.5% the Russell 3000 Index, 18% the JPMorgan Developed High Yield Index, and 4.5% the MSCI EAFE Index (ND). Prior to July 12, 2022, the benchmark comprised 55% the Bloomberg U.S. Aggregate Bond Index, 21% the Russell 3000 Index, 14% the JPMorgan Developed High Yield Index, 6% the ICE BofA U.S. Treasury Bill Index, and 4% the MSCI EAFE Index (ND).

8 Multi-Asset Income Fund

Fund price and distribution information For the 12-month period ended 8/31/23

Distributions	Class A		Class C	Class P	Class R	Class R5	Class R6	Class Y
Number	7		7	12	7	7	7	7
Income	$0.117		$0.078	$0.153	$0.104	$0.130	$0.136	$0.129
Capital gains
Long-term gains	—		—	0.124	—	—	—	—
Short-term gains	—		—	—	—	—	—	—
Total	$0.117		$0.078	$0.277	$0.104	$0.130	$0.136	$0.129
	Before	After	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value
8/31/22	—	—	—	$9.59	—	—	—	—
2/10/23*	$9.64	$10.04	$9.64	—	$9.64	$9.64	$9.64	$9.64
8/31/23	9.70	10.10	9.70	9.71	9.70	9.71	9.70	9.70
	Before	After	Net	Net	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value	value	value
Current dividend rate[1]	2.35%	2.26%	1.48%	2.84%	2.10%	2.60%	2.72%	2.60%
Current 30-day
SEC yield (with expense
limitation)[2,3]	N/A	4.11	3.54	4.70	4.04	4.59	4.66	4.54
Current 30-day
SEC yield (without
expense limitation)[3]	N/A	3.62	3.02	4.19	3.53	4.07	4.15	4.02

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date for class A, C, R, R5, R6, and Y shares.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Multi-Asset Income Fund 9

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 9/30/23

	Life of fund	3 years	1 year
Class A (2/10/23)
Before sales charge	–0.28%	–1.18%	6.11%
After sales charge	–1.36	–2.52	1.87
Class C (2/10/23)
Before CDSC	–1.05	–1.94	5.38
After CDSC	–1.05	–1.94	4.38
Class P (12/31/19)
Net asset value	1.00	0.05	6.99
Class R (2/10/23)
Net asset value	–0.53	–1.43	5.95
Class R5 (2/10/23)
Net asset value	–0.05	–0.94	6.40
Class R6 (2/10/23)
Net asset value	0.05	–0.85	6.48
Class Y (2/10/23)
Net asset value	–0.03	–0.94	6.39

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

10 Multi-Asset Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class C	Class P	Class R	Class R5	Class R6	Class Y
Net expenses for the fiscal year
ended 8/31/22*†	0.85%‡	1.60% ‡	0.42%	1.10%‡	0.56%‡	0.46%‡	0.60% ‡
Total annual operating expenses for the
fiscal year ended 8/31/22*	1.04%‡	1.79%‡	0.61%	1.29%‡	0.75%‡	0.65%‡	0.79%‡
Annualized expense ratio for the
six-month period ended 8/31/23**	0.85%	1.60%	0.42%	1.10%	0.56%	0.46%	0.60%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees.

† Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 12/30/23.

** Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

‡ Other expenses are based on expenses of class P shares for the fund’s last fiscal year, as restated to reflect current fees and the higher investor servicing fees applicable to classes A, C, R, R5, R6, and Y shares.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 3/1/23 to 8/31/23. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.35	$8.18	$2.15	$5.63	$2.87	$2.36	$3.08
Ending value (after expenses)	$1,032.10	$1,028.10	$1,034.30	$1,030.80	$1,033.50	$1,034.10	$1,033.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

Multi-Asset Income Fund 11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 8/31/23, use the following calculation method. To find the value of your investment on 3/1/23, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.33	$8.13	$2.14	$5.60	$2.85	$2.35	$3.06
Ending value (after expenses)	$1,020.92	$1,017.14	$1,023.09	$1,019.66	$1,022.38	$1,022.89	$1,022.18

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

12 Multi-Asset Income Fund

Comparative index definitions

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

ICE BofA U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed income securities issued in developed countries.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Multi-Asset Income Blended Benchmark is an unmanaged index administered by Putnam Management and comprises 55% the Bloomberg U.S. Aggregate Bond Index, 22.5% the Russell 3000® Index, 18% the JPMorgan Developed High Yield Index, and 4.5% the MSCI EAFE Index (ND). Prior to July 12, 2022, the benchmark comprised 55% the Bloomberg U.S. Aggregate Bond Index, 21% the Russell 3000 Index, 14% the JPMorgan Developed High Yield Index, 6% the ICE BofA U.S. Treasury Bill Index, and 4% the MSCI EAFE Index (ND).

Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Certain information contained herein (the “Information”) is sourced from/copyright of MSCI Inc., MSCI ESG Research LLC, or their affiliates (“MSCI”), or information providers (together the “MSCI Parties”) and may have been used to calculate scores, signals, or other indicators. The Information is for internal use only and may not be reproduced or disseminated in whole or part without prior written permission. The Information may not be used for, nor does it constitute, an offer to buy or sell, or a promotion or recommendation of, any security, financial instrument or product, trading strategy, or index, nor should it be taken as an indication or guarantee of any future performance. Some funds may be based on or linked to MSCI indexes, and MSCI may be compensated based on the fund’s assets under management or other measures. MSCI has established an information barrier between index research and certain Information. None of the Information in and of itself can be used to determine which securities to buy or sell or when to buy or sell them. The Information is provided “as is” and the user assumes the entire risk of any use it may make or permit to be made of the Information. No MSCI Party warrants or guarantees the originality, accuracy, and/

Multi-Asset Income Fund 13

or completeness of the Information, and each expressly disclaims all express or implied warranties. No MSCI Party shall have any liability for any errors or omissions in connection with any Information herein, or any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577. We will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2023, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam funds. As of August 31, 2023, Putnam employees had approximately $499,000,000 and the Trustees had approximately $70,000,000 invested in Putnam funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in May 2023. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2022 through December 2022. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2022. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

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Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

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Trustee approval of management contracts

Consideration of your fund’s new and interim management, sub-management and sub-advisory contracts

At their meeting on June 23, 2023, the Board of Trustees of your fund, including all of the Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam mutual funds, closed-end funds and exchange-traded funds (collectively, the “funds”) (the “Independent Trustees”) approved, subject to approval by your fund’s shareholders, a new management contract with Putnam Investment Management (“Putnam Management”), a new sub-management contract between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and a new sub-advisory contract among Putnam Management, PIL and another affiliate, The Putnam Advisory Company (“PAC”) (collectively, the “New Management Contracts”). The Trustees considered the proposed New Management Contracts in connection with the planned acquisition of Putnam U.S. Holdings I, LLC (“Putnam Holdings”) by a subsidiary of Franklin Resources, Inc. (“Franklin Templeton”). The Trustees considered that, on May 31, 2023, Franklin Templeton and Great-West Lifeco Inc., the parent company of Putnam Holdings, announced that they had entered into a definitive agreement for a subsidiary of Franklin Templeton to acquire Putnam Holdings in a stock and cash transaction (the “Transaction”). The Trustees noted that Putnam Holdings was the parent company of Putnam Management, PIL and PAC. The Trustees were advised that the Transaction would result in a “change of control” of Putnam Management, PIL and PAC and would cause your fund’s current Management Contract with Putnam Management, Sub-Management Contract with PIL and Sub-Advisory Contract with PAC (collectively, the “Current Management Contracts”) to terminate in accordance with the 1940 Act. The Trustees considered that the New Management Contracts would take effect upon the closing of the Transaction, which was expected to occur in the fourth quarter of 2023.

In addition to the New Management Contracts, the Trustees also approved interim management, sub-management and sub-advisory contracts with Putnam Management, PIL and PAC, respectively (the “Interim Management Contracts”), which would take effect in the event that for any reason shareholder approval of a New Management Contract was not received by the time of the Transaction closing. The Trustees considered that each Interim Management Contract that became effective would remain in effect until shareholders approved the proposed New Management Contract, or until 150 days elapse after the closing of the Transaction, whichever occurred first. The considerations and conclusions discussed in connection with the Trustees’ consideration of the New Management Contracts and the continuance of your fund’s Current Management Contracts also apply to the Trustees’ consideration of the Interim Management Contracts, supplemented by consideration of the terms, nature and reason for any Interim Management Contract.

The Independent Trustees met with their independent legal counsel, as defined in Rule 0–1(a)(6) under the 1940 Act (their “independent legal counsel”), and representatives of Putnam Management and its parent company, Power Corporation of Canada, to discuss the potential Transaction, including the timing and structure of the Transaction and its implications for Putnam Management and the funds, during their regular meeting on November 18, 2022, and the full Board of Trustees further discussed these matters with representatives of Putnam Management at its regular meeting on December 15, 2022. At a special meeting on December 20, 2022, the full Board of Trustees met with representatives of Putnam Management, Power Corporation of Canada and Franklin Templeton to further discuss the potential Transaction, including Franklin Templeton’s strategic plans for Putnam Management’s asset management business and the funds, potential sources of synergy between Franklin Templeton and Putnam Management, potential areas of partnership between Power Corporation of Canada and Franklin Templeton, Franklin Templeton’s distribution capabilities, Franklin Templeton’s existing service provider relationships and Franklin Templeton’s recent acquisitions of other asset management firms.

In order to assist the Independent Trustees in their consideration of the New Management Contracts and other anticipated impacts of the Transaction on the funds and their shareholders, independent legal counsel for the Independent Trustees furnished an initial information request to Franklin Templeton (the “Initial Franklin Request”). At a

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special meeting of the full Board of Trustees held on January 25, 2023, representatives of Franklin Templeton addressed the firm’s responses to the Initial Franklin Request. At the meeting, representatives of Franklin Templeton discussed, among other things, the business and financial condition of Franklin Templeton and its affiliates, Franklin Templeton’s U.S. registered fund operations, its recent acquisition history, Franklin Templeton’s intentions regarding the operation of Putnam Management and the funds following the completion of the potential Transaction and expected benefits to the funds and Putnam Management that might result from the Transaction.

The Board of Trustees actively monitored developments with respect to the potential Transaction throughout the period leading up to the public announcement of a final sale agreement on May 31, 2023. The Independent Trustees met to discuss these matters at their regular meetings on January 27, April 20 and May 19, 2023. The full Board of Trustees also discussed developments at their regular meeting on February 23, 2023. Following the public announcement of the Transaction on May 31, 2023, independent legal counsel for the Independent Trustees furnished a supplemental information request (the “Supplemental Franklin Request”) to Franklin Templeton. At the Board of Trustees’ regular in-person meeting held on June 22 – 23, 2023, representatives of Putnam Management and Power Corporation of Canada provided further information regarding, among other matters, the final terms of the Transaction and efforts undertaken to retain Putnam employees. The Contract Committee of the Board of Trustees also met on June 22, 2023 to discuss Franklin Templeton’s responses to the Supplemental Franklin Request. Mr. Reynolds, the only Trustee affiliated with Putnam Management, participated in portions of these meetings to provide the perspective of the Putnam organization, but did not otherwise participate in the deliberations of the Independent Trustees or the Contract Committee regarding the potential Transaction.

After the presentations and after reviewing the written materials provided, the Independent Trustees met at their in-person meeting on June 23, 2023 to consider the New Management Contracts for each fund, proposed to become effective upon the closing of the Transaction, and the filing of a preliminary proxy statement. At this meeting and throughout the process, the Independent Trustees also received advice from their independent legal counsel regarding their responsibilities in evaluating the potential Transaction and the New Management Contracts. The Independent Trustees reviewed the terms of the proposed New Management Contracts and the differences between the New Management Contracts and the Current Management Contracts. They noted that the terms of the proposed New Management Contracts were substantially identical to the Current Management Contracts, except for certain changes designed largely to address differences among various of the existing contracts, which had been developed and implemented at different times in the past.

In considering the approval of the proposed New Management Contracts, the Board of Trustees took into account a number of factors, including:1

(i) Franklin Templeton’s and Putnam Management’s belief that the Transaction would not adversely affect the funds or their shareholders and their belief that the Transaction was likely to result in certain benefits (described below) for the funds and their shareholders;

(ii) That Franklin Templeton did not intend to make any material change in Putnam Management’s senior investment professionals (other than certain changes related to reporting structure and organization of personnel discussed below), including the portfolio managers of the funds, or to the firm’s operating locations as a result of the Transaction;

(iii) That Franklin Templeton intended for Putnam Management’s equity investment professionals to continue to operate largely independently from Franklin Templeton, reporting to Franklin Templeton’s Head of Public Markets following the Transaction;

(iv) That, while Putnam Management’s organizational structure was not expected to change immediately following the Transaction, Franklin Templeton intended to revise Putnam Management’s reporting structure in order to include Putnam Management’s fixed income investment professionals in Franklin Templeton’s fixed income group and to include Putnam Management’s Global Asset Allocation (“GAA”) investment professionals in Franklin Templeton’s investment

1 All subsequent references to Putnam Management describing the Board of Trustees’ considerations should be deemed to include references to PIL and PAC as necessary or appropriate in the context.

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solutions group, with both Franklin Templeton groups reporting to Franklin Templeton’s Head of Public Markets;

(v) Franklin Templeton’s expectation that there would not be any changes in the investment objectives, strategies or portfolio holdings of the funds as a result of the Transaction;

(vi) That neither Franklin Templeton nor Putnam Management had any current plans to propose changes to the funds’ existing management fees or expense limitations, or current plans to make changes to the funds’ existing distribution arrangements;

(vii) Franklin Templeton’s and Putnam Management’s representations that, following the Transaction, there was not expected to be any diminution in the nature, quality and extent of services provided to the funds and their shareholders by Putnam Management, PIL and PAC, including compliance and other non-advisory services;

(viii) That Franklin Templeton did not currently plan to change the branding of the funds or to change the lineup of funds in connection with the Transaction but would continue to evaluate how best to position the funds in the market;

(ix) The possible benefits accruing to the funds and their shareholders as a result of the Transaction, including:

a. That the scale of Franklin Templeton’s investment operations platform would increase the investment and operational resources available to the funds;

b. That the Putnam open-end funds would benefit from Franklin Templeton’s large retail and institutional global distribution capabilities and significant network of intermediary relationships, which may provide additional opportunities for the funds to increase assets and reduce expenses by spreading expenses over a larger asset base; and

c. Potential benefits to shareholders of the Putnam open-end funds that could result from the alignment of certain fund features and shareholder benefits with those of other funds sponsored by Franklin Templeton and its affiliates and access to a broader array of investment opportunities;

(x) The financial strength, reputation, experience and resources of Franklin Templeton and its investment advisory subsidiaries;

(xi) Franklin Templeton’s expectation that the Transaction would not impact the capabilities or responsibilities of Putnam Management’s Investment Division (other than any impact related to reporting structure changes for Putnam Management’s equity, fixed income and GAA investment groups and to including Putnam Management’s fixed income and GAA investment professionals in existing Franklin Templeton investment groups, as discussed above) and that any changes to the Investment Division over the longer term would be made in order to achieve perceived operational efficiencies or improvements to the portfolio management process;

(xii) Franklin Templeton’s commitment to maintaining competitive compensation arrangements to allow Putnam Management to continue to attract and retain highly qualified personnel and Putnam Management’s and Franklin Templeton’s efforts to retain personnel, including efforts implemented since the Transaction was announced;

(xiii) That the current senior management teams at Putnam Management and Power Corporation of Canada had indicated their strong support of the Transaction and that Putnam Management had recommended that the Board of Trustees approve the New Management Contracts; and

(xiv) Putnam Management’s and Great-West Lifeco Inc.’s commitment to bear all expenses incurred by the funds in connection with the Transaction, including all costs associated with the proxy solicitation in connection with seeking shareholder approval of the New Management Contracts.

Finally, in considering the proposed New Management Contracts, the Board of Trustees also took into account their concurrent deliberations and conclusions, as described below, in connection with their annual review of the funds’ Current Management Contracts and the approval of their continuance, effective July 1, 2023, and the extensive materials that they had reviewed in connection with that review process.

Based upon the foregoing considerations, on June 23, 2023, the Board of Trustees, including all of the Independent Trustees, unanimously approved the proposed New Management Contracts and determined to recommend their approval to the shareholders of the funds.

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General conclusions — Current Management Contracts

The Board of Trustees oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management, the sub-management contract with respect to your fund between Putnam Management and PIL and the sub-advisory contract among Putnam Management, PIL and PAC. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees did not attempt to evaluate PIL or PAC as separate entities.) The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board of Trustees’ independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2023, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board of Trustees’ independent staff and by independent legal counsel for the funds and the Independent Trustees.

At the Board of Trustees’ June 2023 meeting, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At that meeting, the Contract Committee also met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s Current Management Contracts, effective July 1, 2023, and the approval of your fund’s New Management Contracts and Interim Management Contracts, as discussed above.

The Independent Trustees’ approvals were based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam mutual funds and closed-end funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newer funds (including the exchange-traded funds) or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. The Trustees also took into account their concurrent deliberations and conclusions, and the materials that they had reviewed, in connection with their approval on June 23, 2023

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of the Interim Management Contracts and the New Management Contracts, which had been proposed in light of the Transaction (which would cause the fund’s Current Management Contracts to terminate in accordance with applicable law or the terms of each contract).

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all funds, including fee levels and any breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two mutual funds and each of the exchange-traded funds have implemented so-called “all-in” or unitary management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2022. One expense limitation was a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). Most funds had sufficiently low expenses that this expense limitation was not operative during their fiscal years ending in 2022. However, in the case of your fund, this expense limitation applied during its fiscal year ending in 2022. Putnam Management has agreed to maintain this expense limitation until at least December 30, 2024. Effective July 1, 2022, the Trustees and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), also implemented a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses. PSERV has agreed to maintain this expense limitation until at least December 30, 2024. These expense limitations attempt to maintain competitive expense levels for the funds. In addition, effective on July 1, 2022, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, brokerage, interest, taxes, investment-related expenses, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.40% of its average net assets through at least December 30, 2024. During its fiscal year ending in 2022, your fund’s expenses were reduced as a result of this expense limitation. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have the mutual fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve your fund’s New Management Contracts and Interim Management Contracts and the continuance of your fund’s Current Management Contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2022. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2022 reflected the most recent

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fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds, as applicable. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to (as applicable) the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability in 2022 for each of the applicable agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for each of the funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees in connection with their annual contract review for the funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s manager-traded separately managed account programs. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the funds. The Trustees observed that the differences in fee rates between these clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for 1940 Act-registered funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, peer-relative and benchmark-relative Putnam fund performance was generally encouraging in 2022 against a backdrop of volatile equity and fixed income markets, driven by factors such as Russia’s invasion of Ukraine, increased tensions with China, disruptions in energy markets and broader supply chains, rising inflation and the significant tightening of monetary policy by the Board of Governors of the Federal Reserve in an effort to combat inflation. The Trustees further noted that, in the face of these numerous economic headwinds, corporate earnings and employment data had been generally robust throughout 2022. For the one-year period ended December 31, 2022, the Trustees noted that

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the Putnam funds, on an asset-weighted basis, ranked in the 41st percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, outperformed their benchmarks by 1.3% gross of fees over the one-year period. The Committee also noted that the funds’ aggregate performance over longer-term periods continued to be strong, with the funds, on an asset-weighted basis, ranking in the 34th, 27th and 22nd percentiles of their Lipper peers over the three-year, five-year and ten-year periods ended December 31, 2022, respectively. The Trustees further noted that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of the three-year, five-year and ten-year periods. The Trustees also considered the Morningstar Inc. ratings assigned to the funds and that 40 funds were rated four or five stars at the end of 2022, which represented an increase of 15 funds year-over-year. The Trustees also considered that seven funds were five-star rated at the end of 2022, which was a year-over-year decrease of two funds, and that 83% of the funds’ aggregate assets were in four- or five-star rated funds at year end.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes, as reported in the Barron’s/Lipper Fund Families survey (the “Survey”). The Trustees noted that the Survey ranks mutual fund companies based on their performance across a variety of asset types, and that The Putnam Fund complex had performed exceptionally well in 2022. In this regard, the Trustees considered that the funds had ranked 9th out of 49 fund companies, 3rd out of 49 fund companies and 2nd out of 47 fund companies for the one-year, five-year and ten-year periods, respectively. The Trustees also noted that The Putnam Fund complex had been the only fund family to rank in the top ten in all three time periods. They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2022 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and, where relevant, actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor the performance of those funds.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year and three-year periods ended December 31, 2022. Your fund’s class P shares’ return, net of fees and expenses, was negative but exceeded the return of its benchmark over the one-year period ended December 31, 2022, and was positive but slightly trailed the return of its benchmark over the three-year period ended December 31, 2022. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing.

Brokerage and soft-dollar allocations; distribution and investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to

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monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments made to Putnam Management’s affiliates by the mutual funds for distribution services and investor services. In conjunction with the review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the mutual funds to PSERV and PRM for such services were fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the mutual funds, and that they were of a quality at least equal to those provided by other providers.

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Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Asset Allocation Funds and Shareholders of
Putnam Multi-Asset Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Multi-Asset Income Fund (one of the funds constituting Putnam Asset Allocation Funds, referred to hereafter as the “Fund”) as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 13, 2023

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Multi-Asset Income Fund 25

The fund’s portfolio 8/31/23

COMMON STOCKS (29.2%)*	Shares	Value
Basic materials (1.3%)
AdvanSix, Inc.	275	$9,097
American Vanguard Corp.	222	3,068
American Woodmark Corp. †	166	12,893
Andersons, Inc. (The)	231	11,864
ArcelorMittal SA (France)	3,422	90,826
Archer-Daniels-Midland Co.	608	48,214
Arcosa, Inc.	61	4,771
Atkore, Inc. †	177	27,253
BHP Group, Ltd. (ASE Exchange) (Australia)	6,499	186,846
BHP Group, Ltd. (London Exchange) (Australia)	480	13,799
BlueScope Steel, Ltd. (Australia)	5,703	77,472
Boise Cascade Co.	228	24,936
Builders FirstSource, Inc. †	166	24,077
CF Industries Holdings, Inc.	666	51,329
Cie de Saint-Gobain SA (France)	1,893	122,915
Clearwater Paper Corp. †	140	5,361
Commercial Metals Co.	76	4,278
Constellium SE (France) †	1,212	21,816
CRH PLC (Ireland)	1,117	64,188
Dow, Inc.	12,766	696,513
Eiffage SA (France)	198	19,560
Fortescue Metals Group, Ltd. (Australia)	8,637	119,562
Freeport-McMoRan, Inc. (Indonesia)	1,237	49,369
Frontdoor, Inc. †	104	3,413
Glencore PLC (United Kingdom)	5,671	30,201
Innospec, Inc.	119	12,783
LightWave Logic, Inc. †	1,307	8,247
Limbach Holdings, Inc. †	140	5,058
LyondellBasell Industries NV Class A	7,380	728,923
Minerals Technologies, Inc.	59	3,605
Mueller Industries, Inc.	290	22,376
NV5 Global, Inc. †	36	3,664
Orion Engineered Carbons SA (Luxembourg)	236	5,338
PotlatchDeltic Corp. R	137	6,475
PPG Industries, Inc.	350	49,616
Rayonier Advanced Materials, Inc. †	1,506	5,316
Rio Tinto PLC (United Kingdom)	1,931	118,973
Rio Tinto, Ltd. (Australia)	1,633	119,228
Simpson Manufacturing Co., Inc.	73	11,662
Standex International Corp.	29	4,455
Sterling Construction Co., Inc. †	286	23,669
Tronox Holdings PLC Class A	1,297	17,691
Tutor Perini Corp. †	327	2,907
UFP Industries, Inc.	274	28,592
WestRock Co.	1,731	56,621
		2,958,820

26 Multi-Asset Income Fund

COMMON STOCKS (29.2%)* cont.	Shares	Value
Capital goods (0.8%)
Adient PLC †	102	$3,995
Aeva Technologies, Inc. †	2,314	2,181
Alamo Group, Inc.	21	3,605
Albany International Corp. Class A	50	4,636
Allison Transmission Holdings, Inc.	790	47,756
American Axle & Manufacturing Holdings, Inc. †	1,742	13,152
Applied Industrial Technologies, Inc.	113	17,444
Astec Industries, Inc.	85	4,660
Astronics Corp. †	254	4,453
Barnes Group, Inc.	103	4,048
Belden, Inc.	103	9,672
Caterpillar, Inc.	760	213,659
Comfort Systems USA, Inc.	26	4,799
Cummins, Inc.	215	49,459
Emerson Electric Co.	607	59,638
Encore Wire Corp.	72	11,866
Enviri Corp. †	511	3,807
Franklin Electric Co., Inc.	48	4,642
GEA Group AG (Germany)	349	13,776
Gentherm, Inc. †	64	3,853
GrafTech International, Ltd.	2,771	9,809
Hillenbrand, Inc.	148	7,169
Hyster-Yale Materials Handling, Inc.	132	6,028
Johnson Controls International PLC	2,318	136,901
Komatsu, Ltd. (Japan)	4,300	123,123
Kone Oyj Class B (Finland)	1,088	49,381
L3Harris Technologies, Inc.	269	47,906
LKQ Corp.	993	52,162
Lockheed Martin Corp.	90	40,352
MYR Group, Inc. †	46	6,535
nLight, Inc. †	264	3,012
O-I Glass, Inc. †	1,009	20,039
Parker Hannifin Corp.	113	47,110
Powell Industries, Inc.	86	7,221
Republic Services, Inc.	522	75,236
RTX Corp.	574	49,387
Ryerson Holding Corp.	451	14,044
Shyft Group, Inc. (The)	238	3,732
Standard Motor Products, Inc.	48	1,777
Stoneridge, Inc. †	188	3,863
Terex Corp.	396	24,002
Titan International, Inc. †	376	4,734
Titan Machinery, Inc. †	170	5,273
Vertiv Holdings Co.	6,835	269,231
Vinci SA (France)	1,278	142,249
Watts Water Technologies, Inc. Class A	28	5,286
Zurn Elkay Water Solutions Corp.	685	20,290
		1,656,953

Multi-Asset Income Fund 27

COMMON STOCKS (29.2%)* cont.	Shares	Value
Communication services (0.9%)
American Tower Corp. R	268	$48,594
AT&T, Inc.	50,528	747,309
Cambium Networks Corp. †	169	1,556
Comcast Corp. Class A	3,173	148,369
Crown Castle, Inc. R	5,723	575,162
KDDI Corp. (Japan)	4,300	127,983
Koninklijke KPN NV (Netherlands)	24,954	87,329
Liberty Latin America, Ltd. Class C (Chile) †	1,802	16,146
Verizon Communications, Inc.	5,020	175,600
Vodafone Group PLC (United Kingdom)	131,297	121,504
		2,049,552
Conglomerates (0.6%)
3M Co.	8,092	863,174
AMETEK, Inc.	329	52,479
Marubeni Corp. (Japan)	7,300	118,799
Mitsubishi Corp. (Japan)	2,900	142,937
Mitsui & Co., Ltd. (Japan)	3,700	136,865
SPX Technologies, Inc. †	152	12,011
		1,326,265
Consumer cyclicals (3.9%)
AAON, Inc.	54	3,405
Amazon.com, Inc. †	6,387	881,470
Apogee Enterprises, Inc.	91	4,592
Aristocrat Leisure, Ltd. (Australia)	2,222	58,769
Arrowhead Pharmaceuticals, Inc. †	490	13,544
Automatic Data Processing, Inc.	3,461	881,205
Barrett Business Services, Inc.	39	3,732
Bayerische Motoren Werke AG (Germany)	1,139	120,015
Beazer Homes USA, Inc. †	383	11,226
Best Buy Co., Inc.	2,073	158,481
Bluegreen Vacations Holding Corp.	87	3,120
BlueLinx Holdings, Inc. †	98	8,747
Booking Holdings, Inc. †	22	68,311
Boyd Gaming Corp.	694	46,408
Buckle, Inc. (The)	107	3,910
Caleres, Inc.	550	15,769
Cimpress PLC (Ireland) †	184	11,888
Dana, Inc.	259	4,172
Dillard’s, Inc. Class A	58	20,017
Dr. Ing. h.c. F. Porsche AG (Preference) (Germany)	182	20,101
DraftKings, Inc. Class A †	10,654	315,891
Dun & Bradstreet Holdings, Inc.	4,509	49,148
Expedia Group, Inc. †	481	52,136
Ford Motor Co.	59,689	724,028
Forestar Group, Inc. †	168	4,790
Forrester Research, Inc. †	63	1,930
Franklin Covey Co. †	92	3,926
Gap, Inc. (The)	5,335	61,779
General Motors Co.	1,539	51,572

28 Multi-Asset Income Fund

COMMON STOCKS (29.2%)* cont.	Shares	Value
Consumer cyclicals cont.
Genuine Parts Co.	923	$141,893
GMS, Inc. †	257	17,820
Golden Entertainment, Inc.	174	6,335
Goodyear Tire & Rubber Co. (The) †	324	4,183
Green Dot Corp. Class A †	261	3,873
Group 1 Automotive, Inc.	24	6,346
H & M Hennes & Mauritz AB Class B (Sweden)	5,960	91,150
Hermes International (France)	26	53,257
Hilton Worldwide Holdings, Inc.	326	48,460
Home Depot, Inc. (The)	150	49,545
Hovnanian Enterprises, Inc. Class A †	84	9,983
Huron Consulting Group, Inc. †	42	4,198
iHeartMedia, Inc. Class A †	475	1,715
Industria de Diseno Textil SA (Spain)	3,628	139,176
Informa PLC (United Kingdom)	2,747	25,329
International Game Technology PLC	708	22,670
JD Sports Fashion PLC (United Kingdom)	57,291	104,924
KB Home	83	4,216
Kontoor Brands, Inc.	84	3,846
La Francaise des Jeux SAEM (France)	1,892	68,336
Laureate Education, Inc.	1,420	19,781
Lennar Corp. Class B	2,879	307,074
Light & Wonder, Inc. †	396	30,361
LiveRamp Holdings, Inc. †	720	23,285
Lowe’s Cos., Inc.	249	57,390
LVMH Moet Hennessy Louis Vuitton SA (France)	70	59,204
M/I Homes, Inc. †	223	21,894
Macy’s, Inc.	7,845	95,944
Masonite International Corp. †	61	6,265
MasterCraft Boat Holdings, Inc. †	154	3,351
Mercedes-Benz Group AG (Germany)	1,820	133,295
MGM Resorts International	1,076	47,322
Modine Manufacturing Co. †	465	22,129
Movado Group, Inc.	129	3,528
Netflix, Inc. †	118	51,174
Nike, Inc. Class B	473	48,109
Nintendo Co., Ltd. (Japan)	3,100	133,261
Owens Corning	441	63,464
PGT Innovations, Inc. †	175	4,933
Pitney Bowes, Inc.	2,214	7,284
PROG Holdings, Inc. †	111	3,807
Publicis Groupe SA (France)	1,399	109,014
PulteGroup, Inc.	624	51,205
RE/MAX Holdings, Inc. Class A	173	2,803
Red Rock Resorts, Inc. Class A	423	18,582
Ross Stores, Inc.	468	57,007
Ryman Hospitality Properties, Inc. R	292	24,829
Signet Jewelers, Ltd.	285	21,375
Sinclair, Inc.	269	3,395

Multi-Asset Income Fund 29

COMMON STOCKS (29.2%)* cont.	Shares	Value
Consumer cyclicals cont.
Skyline Champion Corp. †	298	$21,238
SP Plus Corp. †	109	4,270
Stellantis NV (Italy)	6,850	126,791
StoneCo., Ltd. Class A (Brazil) †	1,482	18,169
Tapestry, Inc.	15,900	529,788
Taylor Wimpey PLC (United Kingdom)	15,469	22,311
Tesla, Inc. †	577	148,912
TJX Cos., Inc. (The)	642	59,372
Toll Brothers, Inc.	6,214	509,113
Toyota Motor Corp. (Japan)	1,100	18,910
Trane Technologies PLC	303	62,194
Travel + Leisure Co.	1,259	50,612
TRI Pointe Homes, Inc. †	699	21,739
Triton International, Ltd. (Bermuda)	210	17,621
TuSimple Holdings, Inc. Class A †	3,679	4,599
Universal Music Group NV (Netherlands)	1,493	36,690
USS Co., Ltd. (Japan)	1,700	29,682
Vail Resorts, Inc.	221	50,017
Vista Outdoor, Inc. †	123	3,598
Visteon Corp. †	151	21,030
Volkswagen AG (Preference) (Germany)	915	112,160
Walmart, Inc.	4,683	761,503
Whirlpool Corp.	369	51,645
WPP PLC (United Kingdom)	1,749	16,947
		8,541,313
Consumer staples (2.4%)
A-Mark Precious Metals, Inc.	171	5,835
ACCO Brands Corp.	723	3,854
Bloomin’ Brands, Inc.	226	6,342
Brink’s Co. (The)	253	19,180
British American Tobacco PLC (United Kingdom)	4,701	156,014
Cal-Maine Foods, Inc.	75	3,584
Cargurus, Inc. †	707	12,804
Carrols Restaurant Group, Inc. †	1,038	7,245
CK Hutchison Holdings, Ltd. (Hong Kong)	19,500	106,358
Coca-Cola Co. (The)	15,426	922,938
Coca-Cola Consolidated, Inc.	33	23,064
Coles Group, Ltd. (Australia)	5,730	60,274
Colgate-Palmolive Co.	706	51,870
CoreCivic, Inc. †	392	4,218
Coursera, Inc. †	334	5,808
Dave & Buster’s Entertainment, Inc. †	175	6,872
DoorDash, Inc. Class A †	895	75,296
e.l.f. Beauty, Inc. †	33	4,577
First Watch Restaurant Group, Inc. †	382	7,304
Heidrick & Struggles International, Inc.	231	6,119
Hershey Co. (The)	221	47,484
Hostess Brands, Inc. †	603	17,173
Hudson Technologies, Inc. †	417	5,029

30 Multi-Asset Income Fund

COMMON STOCKS (29.2%)* cont.	Shares	Value
Consumer staples cont.
Imperial Brands PLC (United Kingdom)	5,087	$115,032
Ingles Markets, Inc. Class A	91	7,110
Insperity, Inc.	40	4,053
Inter Parfums, Inc.	155	21,658
ITOCHU Corp. (Japan)	3,400	127,426
Itron, Inc. †	306	20,933
Japan Tobacco, Inc. (Japan)	5,700	124,561
John B. Sanfilippo & Son, Inc.	48	4,817
Kesko Oyj Class B (Finland)	5,532	107,966
Keurig Dr Pepper, Inc.	1,626	54,715
Kforce, Inc.	60	3,759
Koninklijke Ahold Delhaize NV (Netherlands)	796	26,031
Korn Ferry	341	17,384
Kraft Heinz Co. (The)	1,707	56,485
ManpowerGroup, Inc.	646	50,950
McDonald’s Corp.	216	60,728
Mondelez International, Inc. Class A	719	51,236
Nestle SA (Switzerland)	973	117,000
PepsiCo, Inc.	283	50,351
Perdoceo Education Corp. †	572	9,478
Philip Morris International, Inc.	9,704	932,166
Primo Water Corp.	888	13,551
Procter & Gamble Co. (The)	1,970	304,050
Reckitt Benckiser Group PLC (United Kingdom)	186	13,422
Resideo Technologies, Inc. †	254	4,282
Resources Connection, Inc.	235	3,645
Sally Beauty Holdings, Inc. †	1,151	11,694
Simply Good Foods Co. (The) †	357	12,881
Starbucks Corp.	494	48,135
Sumitomo Corp. (Japan)	5,600	115,117
Toyota Tsusho Corp. (Japan)	100	5,952
Turning Point Brands, Inc.	128	3,151
Uber Technologies, Inc. †	19,286	910,878
Udemy, Inc. †	354	3,667
Unilever PLC (United Kingdom)	3,675	187,727
United Natural Foods, Inc. †	203	4,086
Upwork, Inc. †	648	9,597
USANA Health Sciences, Inc. †	69	4,436
Vector Group, Ltd.	565	6,051
WH Group, Ltd. (Hong Kong)	46,500	23,876
ZOZO, Inc. (Japan)	2,000	39,935
		5,249,214
Energy (1.5%)
Alpha Metallurgical Resources, Inc.	120	24,341
Antero Midstream Corp.	2,265	27,452
Arch Resources, Inc.	83	10,840
California Resources Corp.	412	23,006
Chevron Corp.	2,379	383,257
Chord Energy Corp.	142	22,933

Multi-Asset Income Fund 31

COMMON STOCKS (29.2%)* cont.	Shares	Value
Energy cont.
Comstock Resources, Inc.	317	$3,886
CONSOL Energy, Inc.	195	16,778
Delek US Holdings, Inc.	107	2,755
Equinor ASA (Norway)	4,132	126,803
Exxon Mobil Corp.	9,485	1,054,637
Golar LNG, Ltd. (Norway)	762	16,840
Marathon Oil Corp.	2,076	54,703
Marathon Petroleum Corp.	4,365	623,191
Nabors Industries, Ltd. †	61	6,752
Newpark Resources, Inc. †	351	2,099
Norsk Hydro ASA (Norway)	7,273	40,363
NOW, Inc. †	1,155	12,901
Oceaneering International, Inc. †	175	3,988
OMV AG (Austria)	2,487	115,004
ONEOK, Inc.	744	48,509
Par Pacific Holdings, Inc. †	638	21,915
PBF Energy, Inc. Class A	577	27,056
Peabody Energy Corp.	184	3,971
Phillips 66	439	50,116
Repsol SA (Spain)	692	10,675
Shell PLC (United Kingdom)	990	30,269
SM Energy Co.	527	22,297
SunCoke Energy, Inc.	766	7,124
Targa Resources Corp.	650	56,063
Thermon Group Holdings, Inc. †	243	6,678
US Silica Holdings, Inc. †	1,301	16,041
Valero Energy Corp.	2,569	333,713
W&T Offshore, Inc. †	901	3,676
Warrior Met Coal, Inc.	534	21,125
Weatherford International PLC †	321	28,415
Woodside Energy Group, Ltd. (Australia)	2,876	69,048
		3,329,220
Financials (4.2%)
3i Group PLC (United Kingdom)	5,019	126,338
AGNC Investment Corp. R	5,074	50,283
AIB Group PLC (Ireland)	1,125	5,126
Alexander & Baldwin, Inc. R	467	8,411
Allianz SE (Germany)	384	93,420
Ally Financial, Inc.	3,200	88,608
Amalgamated Financial Corp.	252	4,516
American Assets Trust, Inc. R	187	4,004
American Equity Investment Life Holding Co.	447	23,995
American Express Co.	286	45,185
American International Group, Inc.	944	55,243
Ameriprise Financial, Inc.	152	51,312
AMERISAFE, Inc.	68	3,522
Amundi SA (France)	1,624	96,499
Anywhere Real Estate, Inc. †	1,372	9,000
Apple Hospitality REIT, Inc. R	537	8,066

32 Multi-Asset Income Fund

COMMON STOCKS (29.2%)* cont.	Shares	Value
Financials cont.
Armada Hoffler Properties, Inc. R	324	$3,690
Associated Banc-Corp.	205	3,553
Aviva PLC (United Kingdom)	3,366	15,968
AXA SA (France)	1,749	52,562
Axos Financial, Inc. †	489	21,071
Banco Bilbao Vizcaya Argentaria SA (Spain)	17,986	141,222
Banco Latinoamericano de Comercio Exterior SA (Panama)	137	3,233
Banco Santander SA (Spain)	4,063	15,829
Bank of America Corp.	1,648	47,248
Bank of New York Mellon Corp. (The)	1,036	46,485
Bank of NT Butterfield & Son, Ltd. (The) (Bermuda)	196	5,708
Banner Corp.	348	15,155
Barratt Developments PLC (United Kingdom)	7,678	43,942
Berkshire Hathaway, Inc. Class B †	141	50,788
BGC Group, Inc. Class A	3,333	16,465
Bread Financial Holdings, Inc.	525	19,730
BrightSpire Capital, Inc. R	1,362	9,480
Brixmor Property Group, Inc. R	2,125	46,708
Broadstone Net Lease, Inc. R	223	3,606
Capital One Financial Corp.	470	48,123
Cathay General Bancorp	458	16,319
Central Pacific Financial Corp.	246	4,175
Citigroup, Inc.	10,413	429,953
CNO Financial Group, Inc.	907	21,224
Columbia Banking System, Inc.	2,456	50,299
Comerica, Inc.	1,014	48,784
ConnectOne Bancorp, Inc.	258	4,933
Corebridge Financial, Inc.	27,257	485,992
Corporate Office Properties Trust R	149	3,856
Credit Agricole SA (France)	8,770	110,646
Cushman & Wakefield PLC †	1,011	9,291
Customers Bancorp, Inc. †	388	13,634
DBS Group Holdings, Ltd. (Singapore)	3,100	76,542
Discover Financial Services	2,822	254,178
DNB Bank ASA (Norway)	366	7,242
East West Bancorp, Inc.	940	52,020
Eastern Bankshares, Inc.	309	4,159
Employers Holdings, Inc.	112	4,394
Enova International, Inc. †	115	5,802
Enterprise Financial Services Corp.	264	10,219
EPR Properties R	1,208	54,094
Equitable Holdings, Inc.	2,579	74,275
Equity Residential R	756	49,011
Erste Group Bank AG (Czech Republic)	393	14,022
Essent Group, Ltd.	506	25,411
Essential Properties Realty Trust, Inc. R	169	4,059
Exor NV (Netherlands)	216	19,106
Fifth Third Bancorp	1,806	47,949
First BanCorp/Puerto Rico (Puerto Rico)	1,469	20,360

Multi-Asset Income Fund 33

COMMON STOCKS (29.2%)* cont.	Shares	Value
Financials cont.
First Financial Corp./IN	96	$3,525
Fulton Financial Corp.	100	1,333
Gaming and Leisure Properties, Inc. R	3,588	170,071
Genworth Financial, Inc. Class A †	3,676	21,284
Goldman Sachs Group, Inc. (The)	158	51,778
Granite Point Mortgage Trust, Inc. R	748	3,994
Hancock Whitney Corp.	443	18,274
Hanmi Financial Corp.	318	5,508
Healthpeak Properties, Inc. R	2,281	46,943
Heartland Financial USA, Inc.	298	9,131
Heritage Commerce Corp.	428	3,711
Hersha Hospitality Trust Class A R	537	5,273
Highwoods Properties, Inc. R	2,098	49,995
Hilltop Holdings, Inc.	147	4,467
Hope Bancorp, Inc.	943	9,119
Horace Mann Educators Corp.	372	10,662
HSBC Holdings PLC (United Kingdom)	26,766	197,693
Independent Bank Corp./MI	172	3,283
International Bancshares Corp.	99	4,433
Intesa Sanpaolo SpA (Italy)	35,919	95,952
Invesco, Ltd.	3,131	49,846
Investor AB Class B (Sweden)	5,831	112,006
Jackson Financial, Inc. Class A	567	21,319
Janus Henderson Group PLC (United Kingdom)	1,943	53,374
JPMorgan Chase & Co.	7,017	1,026,798
Julius Baer Group, Ltd. (Switzerland)	1,482	102,846
Kennedy-Wilson Holdings, Inc.	902	14,405
Ladder Capital Corp. R	356	3,902
M&G PLC (United Kingdom)	42,388	102,402
MetLife, Inc.	8,594	544,344
MFA Financial, Inc. R	343	3,759
MGIC Investment Corp.	3,078	54,111
Mr. Cooper Group, Inc. †	414	23,457
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	39	15,148
National Australia Bank, Ltd. (Australia)	2,907	54,454
National Bank Holdings Corp. Class A	121	3,816
National Health Investors, Inc. R	74	3,784
National Retail Properties, Inc.	2,582	101,705
Navient Corp.	1,086	19,168
NMI Holdings, Inc. Class A †	66	1,889
Nordea Bank ABP (Finland)	11,727	128,542
OceanFirst Financial Corp.	242	4,083
OFG Bancorp (Puerto Rico)	351	10,586
OneMain Holdings, Inc.	1,344	55,789
ORIX Corp. (Japan)	800	14,867
Outfront Media, Inc. R	1,071	12,156
Pathward Financial, Inc.	300	14,781
Peapack-Gladstone Financial Corp.	121	3,300

34 Multi-Asset Income Fund

COMMON STOCKS (29.2%)* cont.	Shares	Value
Financials cont.
PennyMac Financial Services, Inc.	116	$8,325
Piedmont Office Realty Trust, Inc. Class A R	736	5,056
PNC Financial Services Group, Inc. (The)	406	49,016
Preferred Bank/Los Angeles CA	140	8,695
ProAssurance Corp.	243	4,296
Prudential Financial, Inc.	568	53,773
Public Storage R	192	53,065
QCR Holdings, Inc.	83	4,354
Reinsurance Group of America, Inc.	379	52,537
Retail Opportunity Investments Corp. R	902	12,141
Rithm Capital Corp. R	76,678	790,550
RMR Group, Inc. (The) Class A	130	3,286
S&T Bancorp, Inc.	133	3,768
Safehold, Inc. R	175	3,724
Sekisui House, Ltd. (Japan)	400	8,155
Service Properties Trust R	401	3,312
Simon Property Group, Inc. R	5,623	638,154
SiriusPoint, Ltd. (Bermuda) †	398	4,402
SITE Centers Corp. R	288	3,845
SLM Corp.	3,579	50,965
SouthState Corp.	72	5,206
Stockland (Australia)	31,322	85,820
StoneX Group, Inc. †	139	13,049
Sunstone Hotel Investors, Inc. R	1,799	16,155
Swiss Re AG (Switzerland)	1,234	119,839
Synchrony Financial	5,784	186,708
Taylor Morrison Home Corp. †	525	24,885
Terreno Realty Corp. R	58	3,532
TPG RE Finance Trust, Inc. R	557	4,189
TriCo Bancshares	103	3,537
Truist Financial Corp.	1,609	49,155
TrustCo Bank Corp. NY	125	3,559
U.S. Bancorp	1,202	43,909
UMB Financial Corp.	53	3,350
United Overseas Bank, Ltd. (Singapore)	5,000	105,136
Universal Insurance Holdings, Inc.	219	2,773
Unum Group	990	48,698
Urban Edge Properties R	260	4,254
Virtu Financial, Inc. Class A	2,867	53,728
Virtus Investment Partners, Inc.	51	10,562
Wells Fargo & Co.	7,876	325,200
WesBanco, Inc.	187	4,742
Westamerica Bancorp	284	12,505
Whitestone REIT R	391	3,910
		9,374,929
Health care (3.6%)
2seventy bio, Inc. †	648	3,363
Abbott Laboratories	3,128	321,871
AbbVie, Inc.	7,042	1,034,892

Multi-Asset Income Fund 35

COMMON STOCKS (29.2%)* cont.	Shares	Value
Health care cont.
ACADIA Pharmaceuticals, Inc. †	875	$23,643
Adaptive Biotechnologies Corp. †	1,941	13,141
Addus HomeCare Corp. †	39	3,420
Agenus, Inc.	3,191	4,404
Alkermes PLC †	775	22,622
Amgen, Inc.	199	51,012
AMN Healthcare Services, Inc. †	182	16,085
Amneal Pharmaceuticals, Inc. †	1,027	4,200
Amylyx Pharmaceuticals, Inc. †	458	9,874
AngioDynamics, Inc. †	462	3,710
Arcellx, Inc. †	403	14,444
Arcturus Therapeutics Holdings, Inc. †	752	22,823
Arvinas, Inc. †	155	4,373
Astellas Pharma, Inc. (Japan)	5,800	88,221
AstraZeneca PLC (United Kingdom)	291	39,260
AtriCure, Inc. †	278	12,552
Avanos Medical, Inc. †	298	6,270
Axonics, Inc. †	37	2,120
BioCryst Pharmaceuticals, Inc. †	537	3,818
Biohaven, Ltd. †	848	15,510
Bristol-Myers Squibb Co.	12,668	780,982
Cabaletta Bio, Inc. †	585	8,284
Cardinal Health, Inc.	8,260	721,346
Castle Biosciences, Inc. †	250	4,983
Catalyst Pharmaceuticals, Inc. †	300	4,212
Cigna Corp.	190	52,489
Cogent Biosciences, Inc. †	321	3,919
Computer Programs and Systems, Inc. †	124	2,017
Corcept Therapeutics, Inc. †	242	7,921
CVS Health Corp.	8,196	534,133
Dyne Therapeutics, Inc. †	367	4,184
Elevance Health, Inc.	132	58,345
Eli Lilly and Co.	1,036	574,151
Enanta Pharmaceuticals, Inc. †	293	4,351
Fate Therapeutics, Inc. †	1,052	2,641
Fulgent Genetics, Inc. †	254	8,321
Geron Corp. †	1,561	3,793
Glaukos Corp. †	105	7,890
GlaxoSmithKline PLC (United Kingdom)	8,929	156,630
HealthEquity, Inc. †	63	4,256
Humana, Inc.	101	46,625
IGM Biosciences, Inc. †	370	2,646
ImmunoGen, Inc. †	751	11,896
Inari Medical, Inc. †	66	4,397
Intercept Pharmaceuticals, Inc. †	914	9,899
Ipsen SA (France)	887	114,992
Johnson & Johnson	267	43,169
Keros Therapeutics, Inc. †	99	3,476
Kiniksa Pharmaceuticals, Ltd. Class A †	409	7,047

36 Multi-Asset Income Fund

COMMON STOCKS (29.2%)* cont.	Shares	Value
Health care cont.
Koninklijke Philips NV (Netherlands)	2,269	$50,967
Lantheus Holdings, Inc. †	295	20,190
Ligand Pharmaceuticals, Inc. †	55	3,617
LivaNova PLC (United Kingdom) †	328	18,220
Marinus Pharmaceuticals, Inc. †	416	2,958
McKesson Corp.	116	47,829
Medtronic PLC	602	49,063
Merck & Co., Inc.	7,614	829,774
MiMedx Group, Inc. †	861	6,389
Nevro Corp. †	186	3,727
NextGen Healthcare, Inc. †	515	9,378
Novartis AG (Switzerland)	2,415	243,057
Novavax, Inc. †	2,723	21,784
Novo Nordisk A/S Class B (Denmark)	1,505	276,136
Ono Pharmaceutical Co., Ltd. (Japan)	1,000	18,887
Option Care Health, Inc. †	674	23,475
OraSure Technologies, Inc. †	997	6,441
Orthofix Medical, Inc. (Netherlands) †	213	4,507
Pacific Biosciences of California, Inc. †	392	4,422
Pfizer, Inc.	19,829	701,550
Phathom Pharmaceuticals, Inc. †	252	3,626
PTC Therapeutics, Inc. †	462	18,249
Quanterix Corp. †	165	4,422
RadNet, Inc. †	249	8,319
RAPT Therapeutics, Inc. †	204	3,896
Roche Holding AG (Switzerland)	842	247,608
Sabra Health Care REIT, Inc. R	899	11,264
Sanofi (France)	1,346	143,230
Schrodinger, Inc. †	120	4,427
Shionogi & Co., Ltd. (Japan)	1,900	83,682
SI-BONE, Inc. †	172	3,935
STAAR Surgical Co. †	251	10,883
Surmodics, Inc. †	81	2,982
Sutro Biopharma, Inc. †	636	3,021
Takeda Pharmaceutical Co., Ltd. (Japan)	2,000	61,884
Tenaya Therapeutics, Inc. †	584	2,260
TG Therapeutics, Inc. †	207	2,167
TransMedics Group, Inc. †	250	16,408
UnitedHealth Group, Inc.	116	55,283
Veradigm, Inc. †	1,087	14,544
Viatris, Inc.	4,862	52,267
Voyager Therapeutics, Inc. †	866	8,677
Zimmer Biomet Holdings, Inc.	415	49,435
Zymeworks, Inc. †	718	5,198
		8,070,661
Technology (8.7%)
A10 Networks, Inc.	1,026	15,277
Adeia, Inc.	988	9,939
Adobe, Inc. †	98	54,815

Multi-Asset Income Fund 37

COMMON STOCKS (29.2%)* cont.	Shares	Value
Technology cont.
Agilysys, Inc. †	122	$8,606
Allied Motion Technologies, Inc.	90	3,063
Alphabet, Inc. Class A †	16,949	2,307,945
Ambarella, Inc. †	61	3,791
Amplitude, Inc. Class A †	367	4,287
AppFolio, Inc. †	21	4,048
Apple, Inc.	22,167	4,164,514
Applied Materials, Inc.	350	53,466
Asana, Inc. Class A †	163	3,503
ASML Holding NV (Netherlands)	129	84,866
Atlassian Corp. Class A †	300	61,218
Autodesk, Inc. †	234	51,934
Axcelis Technologies, Inc. †	148	28,438
Bandwidth, Inc. Class A †	457	6,567
Broadcom, Inc.	1,357	1,252,362
Cadence Design Systems, Inc. †	659	158,450
Calix, Inc. †	449	20,883
CEVA, Inc. †	160	3,715
Cisco Systems, Inc.	19,009	1,090,166
CommVault Systems, Inc. †	307	20,971
CSG Systems International, Inc.	261	14,175
DocuSign, Inc. †	3,158	158,847
Domo, Inc. Class B †	976	10,404
eBay, Inc.	16,850	754,543
Enfusion, Inc. Class A †	450	3,843
ESCO Technologies, Inc.	63	6,742
Extreme Networks, Inc. †	808	22,180
Fidelity National Information Services, Inc.	870	48,598
Fujitsu, Ltd. (Japan)	900	113,547
HealthStream, Inc.	173	3,638
HubSpot, Inc. †	101	55,199
Intapp, Inc. †	521	19,074
Integral Ad Science Holding Corp. †	461	6,578
Intuit, Inc.	117	63,392
KLA Corp.	144	72,269
Lam Research Corp.	97	68,133
MaxLinear, Inc. Class A †	560	13,160
Meta Platforms, Inc. Class A †	4,277	1,265,522
Microsoft Corp.	8,198	2,686,976
MongoDB, Inc. †	129	49,188
NEC Corp. (Japan)	2,300	121,163
NetApp, Inc.	640	49,088
NetScout Systems, Inc. †	142	4,065
Nexon Co., Ltd. (Japan)	1,500	30,235
nVent Electric PLC (United Kingdom)	757	42,801
NVIDIA Corp.	4,525	2,233,314
OneSpan, Inc. †	264	3,234
Otsuka Corp. (Japan)	2,600	115,859
PDF Solutions, Inc. †	104	3,779

38 Multi-Asset Income Fund

COMMON STOCKS (29.2%)* cont.	Shares	Value
Technology cont.
Pegasystems, Inc.	438	$21,751
Phreesia, Inc. †	350	9,965
Pinterest, Inc. Class A †	3,713	102,070
PlayAGS, Inc. †	378	2,582
PROS Holdings, Inc. †	337	12,085
Pure Storage, Inc. Class A †	1,351	49,433
Q2 Holdings, Inc. †	112	3,854
Qualcomm, Inc.	4,834	553,638
Qualys, Inc. †	164	25,527
Rambus, Inc. †	409	23,096
Rapid7, Inc. †	405	20,408
SCSK Corp. (Japan)	6,400	110,832
ServiceNow, Inc. †	100	58,883
Shimadzu Corp. (Japan)	300	8,817
Smartsheet, Inc. Class A †	1,175	49,033
Snowflake, Inc. Class A †	307	48,153
Square Enix Holdings Co., Ltd. (Japan)	1,100	40,747
Squarespace, Inc. Class A †	662	19,959
STMicroelectronics NV (France)	1,321	62,449
Super Micro Computer, Inc. †	122	33,560
Synaptics, Inc. †	87	7,616
TDK Corp. (Japan)	200	7,314
TTM Technologies, Inc. †	254	3,785
Unisys Corp. †	884	3,563
Viavi Solutions, Inc. †	360	3,762
Vimeo, Inc. †	1,722	6,854
Vishay Intertechnology, Inc.	198	5,433
Weave Communications, Inc. †	925	9,444
Western Union Co. (The)	38,739	478,427
Yext, Inc. †	1,660	14,542
		19,249,952
Transportation (0.4%)
A.P. Moeller-Maersck A/S Class B (Denmark)	58	104,912
ArcBest Corp.	125	13,199
Ardmore Shipping Corp. (Ireland)	351	4,366
Arlo Technologies, Inc. †	968	9,457
Covenant Logistics Group, Inc.	99	4,868
CSX Corp.	1,624	49,045
Daseke, Inc. †	499	2,645
DHL Group (Germany)	2,583	120,680
Dorian LPG, Ltd.	269	6,940
FedEx Corp.	175	45,679
Hub Group, Inc. Class A †	165	12,877
Kuehne + Nagel International AG (Switzerland)	341	102,419
Matson, Inc.	248	21,794
Nippon Yusen (Japan)	3,900	103,941
Norfolk Southern Corp.	219	44,897
Safe Bulkers, Inc. (Monaco)	1,018	3,268
Scorpio Tankers, Inc.	264	13,335

Multi-Asset Income Fund 39

COMMON STOCKS (29.2%)* cont.	Shares	Value
Transportation cont.
SITC International Holdings Co., Ltd. (Hong Kong)	50,000	$93,025
Teekay Corp. (Bermuda) †	798	5,115
Teekay Tankers, Ltd. Class A (Canada)	427	17,370
Union Pacific Corp.	213	46,981
United Parcel Service, Inc. Class B	284	48,110
		874,923
Utilities and power (0.9%)
ALLETE, Inc.	270	14,823
American Electric Power Co., Inc.	576	45,158
Black Hills Corp.	60	3,300
Chesapeake Utilities Corp.	96	10,570
Clearway Energy, Inc. Class A	2,127	49,857
Dominion Energy, Inc.	989	48,006
DTE Energy Co.	460	47,555
Duke Energy Corp.	530	47,064
E.ON SE (Germany)	9,892	122,224
Edison International	763	52,533
Endesa SA (Spain)	1,091	22,688
Enel SpA (Italy)	21,679	145,676
ENGIE SA (France)	2,818	45,353
Eversource Energy	732	46,716
Glow Energy PCL (Thailand) † F	35,800	10
Hawaiian Electric Industries, Inc.	3,390	47,528
Kinder Morgan, Inc.	2,834	48,801
National Fuel Gas Co.	2,535	136,231
Naturgy Energy Group SA (Spain)	1,950	56,445
New Jersey Resources Corp.	128	5,398
NiSource, Inc.	1,758	47,044
Northwest Natural Holding Co.	213	8,367
NRG Energy, Inc.	2,607	97,893
Otter Tail Corp.	59	4,860
PNM Resources, Inc.	445	19,718
Portland General Electric Co.	169	7,412
Sempra	736	51,682
SJW Group	110	7,234
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	25,989	29,887
Tokyo Gas Co., Ltd. (Japan)	3,000	69,474
Unitil Corp.	78	3,808
Vistra Corp.	23,639	742,737
		2,086,052
Total common stocks (cost $60,543,592)		$64,767,854

CORPORATE BONDS AND NOTES (27.4%)*	Principal amount	Value
Basic materials (2.5%)
Arsenal AIC Parent, LLC 144A sr. notes 8.00%, 10/1/30	$20,000	$20,425
ATI, Inc. sr. unsec. notes 7.25%, 8/15/30	75,000	75,656
ATI, Inc. sr. unsec. sub. notes 5.875%, 12/1/27	135,000	131,288
Avient Corp. 144A sr. unsec. unsub. notes 7.125%, 8/1/30	105,000	104,900

40 Multi-Asset Income Fund

CORPORATE BONDS AND NOTES (27.4%)* cont.		Principal amount	Value
Basic materials cont.
Axalta Coating Systems, LLC 144A company guaranty sr. unsec. notes 3.375%, 2/15/29		$150,000	$127,220
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 6.50%, 8/1/30		20,000	19,757
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 4.50%, 11/15/26		40,000	37,632
Beacon Roofing Supply, Inc. 144A sr. unsec. unsub. notes 4.125%, 5/15/29		40,000	34,400
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes 6.625%, 1/31/29		70,000	69,592
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30		95,000	85,591
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 6.375%, 6/15/32		110,000	107,243
Cabot Corp. sr. unsec. bonds 5.00%, 6/30/32		160,000	150,658
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.55%, 11/15/30 (Germany)		140,000	140,069
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.33%, 7/15/29 (Germany)		198,000	196,812
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.165%, 7/15/27 (Germany)		194,000	194,104
Celanese US Holdings, LLC company guaranty sr. unsec. notes 3.50%, 5/8/24 (Germany)		40,000	39,282
Celanese US Holdings, LLC company guaranty sr. unsec. notes 1.40%, 8/5/26 (Germany)		120,000	104,887
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43		120,000	101,431
CF Industries, Inc. 144A company guaranty sr. notes 4.50%, 12/1/26		10,000	9,655
Commercial Metals Co. sr. unsec. notes 4.375%, 3/15/32		140,000	120,143
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 6.75%, 12/1/27		110,000	106,667
Constellium SE sr. unsec. notes Ser. REGS, 3.125%, 7/15/29 (France)	EUR	100,000	92,386
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 8.625%, 6/1/31 (Canada)		$215,000	218,225
FMC Corp. sr. unsec. unsub. notes 5.65%, 5/18/33		210,000	200,228
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 2.50%, 9/1/30		325,000	264,339
Graphic Packaging International, LLC company guaranty sr. unsec. unsub. notes Ser. REGS, 2.625%, 2/1/29	EUR	100,000	94,709
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.75%, 2/1/30		$60,000	51,141
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 6.125%, 4/1/29 (Canada)		65,000	61,111
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29		260,000	240,774
IHS Holding, Ltd. company guaranty sr. unsec. notes Ser. REGS, 6.25%, 11/29/28 (Nigeria)		270,000	216,675
Ingevity Corp. 144A company guaranty sr. unsec. notes 3.875%, 11/1/28		60,000	51,000
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC 144A sr. notes 6.00%, 9/15/28 (Canada)		100,000	90,014

Multi-Asset Income Fund 41

CORPORATE BONDS AND NOTES (27.4%)* cont.		Principal amount	Value
Basic materials cont.
International Flavors & Fragrances, Inc. sr. unsec. notes 4.45%, 9/26/28		$105,000	$98,189
International Flavors & Fragrances, Inc. 144A company guaranty sr. unsec. bonds 3.468%, 12/1/50		35,000	21,759
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29		80,000	68,840
LSF11 A5 HoldCo, LLC 144A sr. unsec. notes 6.625%, 10/15/29		90,000	75,000
Mauser Packaging Solutions Holding Co. 144A company guaranty notes 9.25%, 4/15/27		70,000	63,426
Mauser Packaging Solutions Holding Co. 144A sr. notes 7.875%, 8/15/26		90,000	88,627
Mercer International, Inc. sr. unsec. notes 5.125%, 2/1/29 (Canada)		65,000	53,174
Minsur SA sr. unsec. notes Ser. REGS, 4.50%, 10/28/31 (Peru)		260,000	223,600
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30		140,000	125,292
PMHC II, Inc. 144A sr. unsec. notes 9.00%, 2/15/30		90,000	74,233
SCIH Salt Holdings, Inc. 144A sr. notes 4.875%, 5/1/28		120,000	107,979
SCIH Salt Holdings, Inc. 144A sr. unsec. notes 6.625%, 5/1/29		105,000	92,656
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27		130,000	122,529
TMS International Holding Corp. 144A sr. unsec. notes 6.25%, 4/15/29		110,000	91,849
Westlake Corp. sr. unsec. bonds 3.125%, 8/15/51		125,000	76,791
Westlake Corp. sr. unsec. bonds 2.875%, 8/15/41		120,000	78,644
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30		161,000	181,576
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R		25,000	28,135
WR Grace Holdings, LLC 144A sr. notes 7.375%, 3/1/31		140,000	138,075
WR Grace Holdings, LLC 144A sr. unsec. notes 5.625%, 8/15/29		95,000	80,342
			5,448,730
Capital goods (2.2%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 1/30/31		55,000	45,940
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30		80,000	70,267
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC sr. unsec. notes Ser. REGS, 3.00%, 9/1/29	EUR	100,000	81,056
Ball Corp. company guaranty sr. unsec. notes 6.00%, 6/15/29		$5,000	4,919
Benteler International AG 144A company guaranty sr. notes 10.50%, 5/15/28 (Austria)		200,000	200,500
Berry Global, Inc. 144A company guaranty notes 5.625%, 7/15/27		35,000	34,309
Berry Global, Inc. 144A company guaranty sr. notes 1.65%, 1/15/27		170,000	147,404
Boeing Co. (The) sr. unsec. notes 2.196%, 2/4/26		225,000	207,564
Boeing Co. (The) sr. unsec. unsub. notes 6.125%, 2/15/33		270,000	279,751
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)		45,000	44,884
Bombardier, Inc. 144A sr. unsec. notes 7.125%, 6/15/26 (Canada)		55,000	54,086
Chart Industries, Inc. 144A company guaranty sr. notes 7.50%, 1/1/30		85,000	87,095
Chart Industries, Inc. 144A company guaranty sr. unsec. notes 9.50%, 1/1/31		60,000	64,603
Clarios Global LP 144A sr. notes 6.75%, 5/15/28		15,000	14,960
Clarios Global LP/Clarios US Finance Co. company guaranty sr. notes Ser. REGS, 4.375%, 5/15/26	EUR	155,000	162,128

42 Multi-Asset Income Fund

CORPORATE BONDS AND NOTES (27.4%)* cont.	Principal amount	Value
Capital goods cont.
Covanta Holding Corp. 144A company guaranty sr. unsec. notes 4.875%, 12/1/29	$125,000	$107,500
Emerald Debt Merger Sub, LLC 144A sr. notes 6.625%, 12/15/30	110,000	108,075
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 (Canada)	50,000	45,296
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/1/28 (Canada)	80,000	71,417
Great Lakes Dredge & Dock Corp. 144A company guaranty sr. unsec. notes 5.25%, 6/1/29	175,000	149,875
Howmet Aerospace, Inc. sr. unsec. unsub. bonds 5.95%, 2/1/37	50,000	49,225
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29	100,000	86,244
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	300,000	286,702
L3Harris Technologies, Inc. sr. unsec. unsub. bonds 5.40%, 7/31/33	25,000	25,042
Madison IAQ, LLC 144A sr. notes 4.125%, 6/30/28	25,000	22,118
Madison IAQ, LLC 144A sr. unsec. notes 5.875%, 6/30/29	120,000	101,040
MajorDrive Holdings IV, LLC 144A sr. unsec. notes 6.375%, 6/1/29	160,000	131,850
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	260,000	242,203
Owens-Brockway Glass Container, Inc. 144A company guaranty sr. unsec. notes 7.25%, 5/15/31	100,000	100,895
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A company guaranty sr. unsec. notes 8.50%, 5/15/27	25,000	25,252
Ritchie Bros Holdings, Inc. 144A company guaranty sr. notes 6.75%, 3/15/28	30,000	30,263
Ritchie Bros Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 7.75%, 3/15/31	60,000	61,875
Roller Bearing Co. of America, Inc. 144A sr. notes 4.375%, 10/15/29	140,000	125,254
RTX Corp. sr. unsec. notes 5.15%, 2/27/33	85,000	84,031
Sensata Technologies BV 144A company guaranty sr. unsec. unsub. notes 5.875%, 9/1/30	235,000	222,336
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	60,000	49,644
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29	80,000	73,452
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.875%, 5/1/29	240,000	215,949
TransDigm, Inc. 144A sr. notes 6.875%, 12/15/30	65,000	65,429
TransDigm, Inc. 144A sr. notes 6.75%, 8/15/28	290,000	291,088
Vertiv Group Corp. 144A company guaranty sr. notes 4.125%, 11/15/28	85,000	76,310
Waste Connections, Inc. sr. unsec. notes 4.25%, 12/1/28	215,000	206,681
Waste Management, Inc. company guaranty sr. unsec. notes 4.875%, 2/15/29	160,000	158,748
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.25%, 6/15/28	125,000	127,217
		4,840,477
Communication services (2.0%)
Altice France SA 144A company guaranty sr. notes 5.50%, 10/15/29 (France)	200,000	144,464
American Tower Corp. sr. unsec. notes 3.125%, 1/15/27 R	275,000	253,263
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	150,000	127,781
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	110,000	100,544

Multi-Asset Income Fund 43

CORPORATE BONDS AND NOTES (27.4%)* cont.	Principal amount	Value
Communication services cont.
AT&T, Inc. company guaranty sr. unsec. unsub. notes 2.30%, 6/1/27	$77,000	$68,946
AT&T, Inc. sr. unsec. bonds 3.55%, 9/15/55	115,000	75,057
AT&T, Inc. sr. unsec. unsub. bonds 2.55%, 12/1/33	265,000	202,202
AT&T, Inc. sr. unsec. unsub. bonds 2.25%, 2/1/32	180,000	140,437
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	20,000	16,697
CCO Holdings, LLC/CCO Holdings Capital Corp. sr. unsec. bonds 4.50%, 5/1/32	220,000	178,353
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 5.375%, 6/1/29	215,000	195,682
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.75%, 3/1/30	145,000	124,670
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. unsub. notes 4.75%, 2/1/32	120,000	99,300
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 2.25%, 1/15/29	100,000	83,071
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 6.484%, 10/23/45	85,000	78,196
Comcast Corp. company guaranty sr. unsec. notes 3.45%, 2/1/50	105,000	76,632
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.999%, 11/1/49	40,000	31,918
Comcast Corp. company guaranty sr. unsec. unsub. bonds 2.35%, 1/15/27	45,000	41,285
Crown Castle, Inc. sr. unsec. bonds 3.80%, 2/15/28 R	75,000	69,756
Crown Castle, Inc. sr. unsec. bonds 3.65%, 9/1/27 R	90,000	83,843
Crown Castle, Inc. sr. unsec. notes 4.75%, 5/15/47 R	45,000	37,118
Crown Castle, Inc. sr. unsec. sub. bonds 3.30%, 7/1/30 R	145,000	125,812
CSC Holdings, LLC 144A sr. unsec. bonds 5.75%, 1/15/30	200,000	110,596
DISH DBS Corp. company guaranty sr. unsec. notes 7.75%, 7/1/26	45,000	33,656
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.125%, 6/1/29	140,000	75,698
DISH DBS Corp. 144A company guaranty sr. notes 5.25%, 12/1/26	85,000	71,650
Embarq Corp. sr. unsec. unsub. bonds 7.995%, 6/1/36	150,000	91,374
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	240,000	210,251
Frontier Communications Corp. 144A company guaranty sr. notes 5.875%, 10/15/27	105,000	95,634
Frontier Communications Holdings, LLC 144A company guaranty sr. notes 8.75%, 5/15/30	60,000	58,316
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.25%, 7/1/28	75,000	49,174
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28	130,000	137,332
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	10,000	9,127
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	290,000	274,860
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 5.75%, 1/15/54	105,000	103,837
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 5.05%, 7/15/33	205,000	197,287
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 2.875%, 2/15/31	65,000	54,650

44 Multi-Asset Income Fund

CORPORATE BONDS AND NOTES (27.4%)* cont.	Principal amount	Value
Communication services cont.
Time Warner Cable Enterprises, LLC company guaranty sr. unsub. notes 8.375%, 7/15/33	$95,000	$105,853
Verizon Communications, Inc. sr. unsec. bonds 3.70%, 3/22/61	160,000	109,005
Verizon Communications, Inc. sr. unsec. notes 2.55%, 3/21/31	54,000	44,452
Verizon Communications, Inc. sr. unsec. unsub. notes 4.329%, 9/21/28	315,000	301,686
		4,489,465
Conglomerates (0.1%)
General Electric Co. jr. unsec. sub. FRN (ICE LIBOR USD 3 Month + 3.33%), 8.882%, perpetual maturity	185,000	185,000
		185,000
Consumer cyclicals (4.1%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29	125,000	109,103
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)	160,000	149,000
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	105,000	98,736
Amazon.com, Inc. sr. unsec. unsub. bonds 2.70%, 6/3/60	250,000	154,357
American Builders & Contractors Supply Co., Inc. 144A sr. notes 4.00%, 1/15/28	100,000	90,536
American Builders & Contractors Supply Co., Inc. 144A sr. unsec. notes 3.875%, 11/15/29	65,000	56,035
Bath & Body Works, Inc. company guaranty sr. unsec. bonds 6.75%, perpetual maturity	60,000	55,387
Bath & Body Works, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30	145,000	141,422
Block, Inc. sr. unsec. notes 3.50%, 6/1/31	145,000	118,895
BMW US Capital, LLC 144A company guaranty sr. unsec. notes 3.45%, 4/1/27	105,000	99,484
Booking Holdings, Inc. sr. unsec. sub. notes 4.625%, 4/13/30	205,000	200,447
Boyd Gaming Corp. 144A sr. unsec. bonds 4.75%, 6/15/31	195,000	171,753
Caesars Entertainment, Inc. 144A sr. notes 7.00%, 2/15/30	210,000	210,804
Caesars Entertainment, Inc. 144A sr. unsec. notes 4.625%, 10/15/29	140,000	122,547
Camelot Return Merger Sub, Inc. 144A sr. notes 8.75%, 8/1/28	95,000	94,763
Carnival Corp. 144A company guaranty sr. notes 7.00%, 8/15/29	25,000	25,366
Carnival Corp. 144A company guaranty sr. unsec. unsub. notes 10.50%, 6/1/30	45,000	47,931
Carnival Corp. 144A notes 9.875%, 8/1/27	105,000	110,987
Carnival Corp. 144A sr. unsec. notes 5.75%, 3/1/27	120,000	112,934
Carnival Holdings Bermuda, Ltd. 144A company guaranty sr. unsec. unsub. notes 10.375%, 5/1/28 (Bermuda)	15,000	16,314
Carriage Services, Inc. 144A company guaranty sr. unsec. notes 4.25%, 5/15/29	65,000	56,407
CDI Escrow Issuer, Inc. 144A sr. unsec. notes 5.75%, 4/1/30	130,000	120,900
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.25%, 7/15/28	70,000	62,177
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. unsec. sub. notes 7.75%, 4/15/28	80,000	62,923
Everi Holdings, Inc. 144A company guaranty sr. unsec. notes 5.00%, 7/15/29	140,000	124,929

Multi-Asset Income Fund 45

CORPORATE BONDS AND NOTES (27.4%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Full House Resorts, Inc. 144A company guaranty sr. notes 8.25%, 2/15/28		$125,000	$111,218
Garda World Security Corp. 144A sr. notes 7.75%, 2/15/28 (Canada)		90,000	89,550
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30		216,000	186,528
Gartner, Inc. 144A company guaranty sr. unsec. notes 3.625%, 6/15/29		29,000	25,472
Global Payments, Inc. sr. unsec. notes 2.15%, 1/15/27		90,000	80,210
Gray Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 11/15/31		170,000	118,685
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%, 11/1/27 (Canada)		70,000	67,704
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 9.00%, perpetual maturity		35,000	35,000
Hilton Domestic Operating Co., Inc. company guaranty sr. unsec. bonds 4.875%, 1/15/30		290,000	270,544
iHeartCommunications, Inc. company guaranty sr. unsec. notes 8.375%, 5/1/27		160,000	110,789
IHO Verwaltungs GmbH sr. unsub. notes Ser. REGS, 8.75%, 5/15/28 (Germany) ‡‡	EUR	100,000	113,025
Interpublic Group of Cos., Inc. (The) sr. unsec. unsub. notes 2.40%, 3/1/31		$100,000	80,834
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27		15,000	13,350
Kontoor Brands, Inc. 144A company guaranty sr. unsec. notes 4.125%, 11/15/29		125,000	105,938
Las Vegas Sands Corp. sr. unsec. unsub. notes 3.90%, 8/8/29		95,000	83,635
LBM Acquisition, LLC 144A company guaranty sr. unsec. notes 6.25%, 1/15/29		95,000	82,895
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27		235,000	227,861
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31		150,000	121,880
Light & Wonder International, Inc. 144A company guaranty sr. unsec. notes 7.50%, 9/1/31		15,000	15,210
Light & Wonder International, Inc. 144A company guaranty sr. unsec. notes 7.25%, 11/15/29		195,000	195,823
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27		70,000	70,054
Macy’s Retail Holdings, LLC 144A company guaranty sr. unsec. unsub. notes 5.875%, 3/15/30		40,000	35,000
Masonite International Corp. 144A company guaranty sr. unsec. notes 5.375%, 2/1/28		40,000	37,900
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30		85,000	71,174
Mattamy Group Corp. 144A sr. unsec. notes 4.625%, 3/1/30 (Canada)		70,000	61,868
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29		130,000	115,559
McGraw-Hill Education, Inc. 144A sr. notes 5.75%, 8/1/28		145,000	128,688
McGraw-Hill Education, Inc. 144A sr. unsec. notes 8.00%, 8/1/29		120,000	106,840
Michaels Cos., Inc. (The) 144A sr. unsec. notes 7.875%, 5/1/29		35,000	24,262
Moody’s Corp. sr. unsec. notes 3.25%, 1/15/28		120,000	111,904
NCL Corp., Ltd. 144A sr. unsec. unsub. notes 7.75%, 2/15/29		50,000	47,375
Neptune Bidco US, Inc. 144A sr. notes 9.29%, 4/15/29		180,000	168,087

46 Multi-Asset Income Fund

CORPORATE BONDS AND NOTES (27.4%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	$45,000	$46,259
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29	235,000	233,700
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29	80,000	70,255
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes 3.60%, 4/15/26	70,000	66,990
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A company guaranty sr. unsec. notes 5.00%, 8/15/27	50,000	45,250
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A sr. unsec. notes 4.25%, 1/15/29	5,000	4,101
Paramount Global sr. unsec. unsub. notes 4.00%, 1/15/26	30,000	28,803
Paramount Global sr. unsec. unsub. notes 2.90%, 1/15/27	75,000	67,597
Penn Entertainment, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	130,000	123,678
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A notes 6.25%, 1/15/28	65,000	61,906
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec. notes 7.25%, 1/15/30	50,000	50,760
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec. unsub. notes 9.25%, 1/15/29	95,000	101,255
Royal Caribbean Cruises, Ltd. 144A sr. unsec. notes 5.50%, 8/31/26	20,000	19,164
Royal Caribbean Cruises, Ltd. 144A sr. unsec. notes 4.25%, 7/1/26	20,000	18,647
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	70,000	55,065
Sabre GLBL, Inc. 144A company guaranty sr. notes 7.375%, 9/1/25	80,000	78,624
Scientific Games Holdings LP/Scientific Games US FinCo., Inc. 144A sr. unsec. notes 6.625%, 3/1/30	55,000	48,483
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/1/26	115,000	107,525
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31	135,000	105,072
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29	105,000	96,295
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	115,000	105,915
Standard Industries, Inc. 144A sr. unsec. notes 4.375%, 7/15/30	130,000	111,438
Station Casinos, LLC 144A sr. unsec. bonds 4.625%, 12/1/31	30,000	24,731
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	160,000	143,200
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 1.711%, 1/29/27	200,000	174,722
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A company guaranty sr. unsub. notes 5.875%, 5/15/25	110,000	106,429
Taylor Morrison Communities, Inc. 144A sr. unsec. bonds 5.125%, 8/1/30	60,000	55,029
Taylor Morrison Communities, Inc. 144A sr. unsec. notes 5.75%, 1/15/28	35,000	33,924
Townsquare Media, Inc. 144A sr. notes 6.875%, 2/1/26	60,000	57,750
Univision Communications, Inc. 144A sr. notes 8.00%, 8/15/28	15,000	14,992
Univision Communications, Inc. 144A sr. notes 7.375%, 6/30/30	190,000	183,887
Urban One, Inc. 144A company guaranty sr. notes 7.375%, 2/1/28	70,000	60,869
Victoria’s Secret & Co. 144A sr. unsec. notes 4.625%, 7/15/29	150,000	108,000
Warnermedia Holdings, Inc. company guaranty sr. unsec. notes 4.279%, 3/15/32	70,000	61,771

Multi-Asset Income Fund 47

CORPORATE BONDS AND NOTES (27.4%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Warnermedia Holdings, Inc. company guaranty sr. unsec. notes 3.755%, 3/15/27		$390,000	$365,788
White Cap Buyer, LLC 144A sr. unsec. notes 6.875%, 10/15/28		65,000	59,639
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A company guaranty sr. unsec. unsub. notes 7.125%, 2/15/31		140,000	137,375
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. bonds 5.125%, 10/1/29		90,000	80,569
			9,044,456
Consumer staples (1.4%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%, 10/15/30 (Canada)		205,000	173,666
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30		80,000	73,401
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27		115,000	108,609
Aramark Services, Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28		125,000	116,614
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27		200,000	188,189
Ashtead Capital, Inc. 144A notes 4.00%, 5/1/28		200,000	184,810
Avis Budget Finance PLC 144A sr. unsec. notes 7.25%, 7/31/30	EUR	100,000	107,957
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes 3.25%, 2/15/29		$105,000	91,220
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US, LLC 144A company guaranty sr. notes 6.625%, 7/15/30		45,000	45,008
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5.625%, 3/15/42		95,000	93,412
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc. 144A company guaranty sr. notes 4.625%, 1/15/29		15,000	12,976
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc. 144A company guaranty sr. unsec. notes 6.75%, 1/15/30		50,000	41,289
Haleon US Capital, LLC company guaranty sr. unsec. unsub. notes 3.375%, 3/24/27		250,000	235,053
Herc Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 7/15/27		130,000	125,005
Hertz Corp. (The) 144A company guaranty sr. unsec. notes 5.00%, 12/1/29		110,000	90,441
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. company guaranty sr. unsec. notes 3.00%, 2/2/29		205,000	175,892
Kenvue, Inc. 144A company guaranty sr. unsec. notes 4.90%, 3/22/33		353,000	351,040
Kenvue, Inc. 144A company guaranty sr. unsec. unsub. bonds 5.05%, 3/22/53		64,000	62,671
Kenvue, Inc. 144A company guaranty sr. unsec. unsub. notes 5.05%, 3/22/28		53,000	53,141
Keurig Dr Pepper, Inc. company guaranty sr. unsec. bonds 3.20%, 5/1/30		30,000	26,598
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 2.55%, 9/15/26		130,000	120,006
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes 3.875%, 5/15/27		35,000	33,434

48 Multi-Asset Income Fund

CORPORATE BONDS AND NOTES (27.4%)* cont.	Principal amount	Value
Consumer staples cont.
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.125%, 1/31/30	$80,000	$70,355
Match Group Holdings II, LLC 144A sr. unsec. bonds 3.625%, 10/1/31	90,000	73,369
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28	120,000	110,714
Newell Brands, Inc. sr. unsec. unsub. notes 4.70%, 4/1/26	40,000	38,324
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes 7.00%, 7/15/25	85,000	84,797
US Foods, Inc. 144A company guaranty sr. unsec. notes 4.75%, 2/15/29	50,000	45,636
Yum! Brands, Inc. sr. unsec. bonds 5.375%, 4/1/32	150,000	140,775
		3,074,402
Energy (3.1%)
Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A company guaranty sr. unsec. notes 7.875%, 5/15/26	15,000	15,261
Antero Resources Corp. 144A company guaranty sr. unsec. notes 7.625%, 2/1/29	70,000	71,737
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	120,000	99,764
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28	75,000	69,125
BP Capital Markets America, Inc. company guaranty sr. unsec. notes 3.119%, 5/4/26	125,000	118,850
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 8.00%, 8/1/28	110,000	111,549
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 7.50%, 6/15/30	110,000	108,725
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 6.875%, 4/1/27	105,000	104,309
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 5.125%, 6/30/27	130,000	128,618
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 3.25%, 1/31/32	220,000	181,793
Chord Energy Corp. 144A company guaranty sr. unsec. notes 6.375%, 6/1/26	55,000	54,209
Civitas Resources, Inc. 144A company guaranty sr. unsec. notes 8.375%, 7/1/28	45,000	46,350
Civitas Resources, Inc. 144A company guaranty sr. unsec. unsub. notes 8.75%, 7/1/31	85,000	87,975
Columbia Pipelines Operating Co., LLC 144A sr. unsec. bonds 6.544%, 11/15/53	105,000	107,326
Columbia Pipelines Operating Co., LLC 144A sr. unsec. notes 5.927%, 8/15/30	100,000	100,716
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 5.875%, 1/15/30	125,000	110,404
Diamondback Energy, Inc. company guaranty sr. unsec. notes 3.25%, 12/1/26	125,000	117,571
Ecopetrol SA sr. unsec. unsub. notes 6.875%, 4/29/30 (Colombia)	170,000	158,321
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	260,000	254,332
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes 5.625%, 1/15/28	145,000	140,269

Multi-Asset Income Fund 49

CORPORATE BONDS AND NOTES (27.4%)* cont.	Principal amount	Value
Energy cont.
EQT Corp. sr. unsec. notes 7.00%, 2/1/30	$70,000	$73,240
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.50%, 10/15/30	115,000	107,660
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.125%, 6/15/28	115,000	107,872
KazMunayGas National Co. JSC sr. unsec. notes Ser. REGS, 5.375%, 4/24/30 (Kazakhstan)	220,000	199,925
Kinetik Holdings LP 144A company guaranty sr. unsec. notes 5.875%, 6/15/30	235,000	227,600
Nabors Industries, Inc. company guaranty sr. unsec. notes 5.75%, 2/1/25	90,000	88,327
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 7.375%, 5/15/27	195,000	190,301
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	420,000	414,842
Occidental Petroleum Corp. sr. unsec. sub. notes 7.50%, 5/1/31	120,000	130,020
ONEOK, Inc. company guaranty sr. unsec. sub. bonds 6.05%, 9/1/33	40,000	40,309
ONEOK, Inc. company guaranty sr. unsec. unsub. notes 6.10%, 11/15/32	165,000	167,605
Ovintiv, Inc. company guaranty sr. unsec. bonds 6.25%, 7/15/33	80,000	79,859
Ovintiv, Inc. company guaranty sr. unsec. notes 5.65%, 5/15/28	59,000	58,549
Ovintiv, Inc. company guaranty sr. unsec. notes 5.65%, 5/15/25	46,000	45,870
Patterson-UTI Energy, Inc. sr. unsec. notes 3.95%, 2/1/28	135,000	123,858
Patterson-UTI Energy, Inc. sr. unsec. sub. notes 5.15%, 11/15/29	135,000	124,401
Permian Resources Operating, LLC 144A company guaranty sr. unsec. notes 5.375%, 1/15/26	190,000	183,325
Pertamina Persero PT sr. unsec. unsub. notes Ser. REGS, 2.30%, 2/9/31 (Indonesia)	220,000	177,434
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.49%, 1/23/27 (Mexico)	70,000	61,317
Petroleos Mexicanos 144A sr. unsec. bonds 10.00%, 2/7/33 (Mexico)	90,000	81,338
Petronas Capital, Ltd. company guaranty sr. unsec. unsub. bonds Ser. REGS, 2.48%, 1/28/32 (Malaysia)	300,000	245,262
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 7.125%, 1/15/26 (Canada)	175,000	173,469
Rockcliff Energy II, LLC 144A sr. unsec. notes 5.50%, 10/15/29	165,000	152,101
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	30,000	28,410
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	145,000	142,547
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	90,000	89,622
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28	95,000	92,863
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 3/15/30	210,000	196,599
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 6.00%, 12/31/30	125,000	111,563
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. unsub. notes 4.875%, 2/1/31	135,000	123,995
Transocean Titan Financing, Ltd. 144A company guaranty sr. notes 8.375%, 2/1/28 (Cayman Islands)	120,000	123,285
Transocean, Inc. 144A company guaranty sr. unsec. notes 11.50%, 1/30/27	85,000	89,720

50 Multi-Asset Income Fund

CORPORATE BONDS AND NOTES (27.4%)* cont.	Principal amount	Value
Energy cont.
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. notes 6.875%, 4/1/26	$140,000	$138,428
Venture Global Calcasieu Pass, LLC 144A company guaranty sr. notes 6.25%, 1/15/30	60,000	58,450
Venture Global LNG, Inc. 144A sr. notes 8.375%, 6/1/31	105,000	105,913
Venture Global LNG, Inc. 144A sr. notes 8.125%, 6/1/28	40,000	40,350
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 5.375%, 11/1/27	35,000	33,725
		6,817,158
Financials (5.2%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. bonds 3.30%, 1/30/32 (Ireland)	355,000	288,486
Air Lease Corp. sr. unsec. notes Ser. MTN, 3.00%, 2/1/30	265,000	222,626
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	55,000	51,817
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	150,000	130,751
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. unsec. notes 6.75%, 10/15/27	115,000	108,700
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	205,000	211,965
Anywhere Real Estate Group, LLC/Anywhere Co-Issuer Corp. 144A company guaranty notes 7.00%, 4/15/30	16,000	14,420
Aon PLC company guaranty sr. unsec. unsub. notes 4.25%, 12/12/42	205,000	157,989
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	250,000	233,839
Aretec Escrow Issuer, Inc. 144A sr. unsec. notes 7.50%, 4/1/29	75,000	67,376
Australia and New Zealand Banking Group, Ltd. 144A unsec. sub. FRB 2.57%, 11/25/35 (Australia)	245,000	186,545
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	200,000	195,491
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.551%, 2/4/28	105,000	94,963
Bank of America Corp. unsec. sub. FRB 3.846%, 3/8/37	570,000	482,908
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	100,000	103,581
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	65,000	57,549
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. notes 4.30%, 5/15/43	130,000	116,524
BNP Paribas SA 144A unsec. sub. FRB 2.588%, 8/12/35 (France)	200,000	154,460
Capital One Financial Corp. sr. unsec. unsub. notes 3.75%, 3/9/27	190,000	176,785
Citigroup, Inc. sr. unsec. FRN 5.61%, 9/29/26	290,000	288,676
Citigroup, Inc. sub. unsec. bonds 6.174%, 5/25/34	64,000	63,777
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	250,000	209,675
Corebridge Financial, Inc. sr. unsec. notes 3.85%, 4/5/29	125,000	114,394
Deutsche Bank AG/New York, NY sr. unsec. unsub. FRN 2.311%, 11/16/27 (Germany)	170,000	149,050
Deutsche Bank AG/New York, NY sr. unsec. unsub. FRN 2.222%, 9/18/24 (Germany)	215,000	214,663
Deutsche Bank AG/New York, NY unsec. sub. FRB 3.729%, 1/14/32 (Germany)	200,000	154,803
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	200,000	192,614
Fidelity National Financial, Inc. sr. unsec. bonds 3.20%, 9/17/51	95,000	55,275
Fifth Third Bancorp sr. unsec. unsub. FRN 6.339%, 7/27/29	150,000	151,838

Multi-Asset Income Fund 51

CORPORATE BONDS AND NOTES (27.4%)* cont.	Principal amount	Value
Financials cont.
First-Citizens Bank & Trust Co. unsec. sub. notes 6.125%, 3/9/28	$210,000	$210,951
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 2.90%, 2/16/28	340,000	290,154
Freedom Mortgage Corp. 144A sr. unsec. notes 7.625%, 5/1/26	160,000	147,163
General Motors Financial Co., Inc. sr. unsec. notes 6.40%, 1/9/33	130,000	130,875
General Motors Financial Co., Inc. sr. unsec. notes 1.25%, 1/8/26	40,000	35,984
General Motors Financial Co., Inc. sr. unsec. sub. notes 1.50%, 6/10/26	65,000	57,697
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. unsub. notes 5.375%, 4/15/26	200,000	195,832
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	370,000	348,597
HUB International, Ltd. 144A sr. notes 7.25%, 6/15/30	45,000	45,805
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	90,000	89,831
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.25%, 5/15/26	75,000	69,484
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. sub. notes 4.375%, 2/1/29	165,000	130,309
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	160,000	111,155
Intercontinental Exchange, Inc. sr. unsec. notes 4.35%, 6/15/29	142,000	136,083
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	30,000	29,850
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%, perpetual maturity	180,000	168,876
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (CME Term SOFR 3 Month + 1.26%), 6.626%, 5/15/47	110,000	94,567
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	280,000	222,270
JPMorgan Chase & Co. sr. unsec. unsub. FRN 3.782%, 2/1/28	340,000	321,080
KKR Group Finance Co. VI, LLC 144A company guaranty sr. unsec. bonds 3.75%, 7/1/29	15,000	13,576
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 R	75,000	63,053
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	120,000	108,522
Lloyds Banking Group PLC unsec. sub. FRB 3.369%, 12/14/46 (United Kingdom)	200,000	130,913
Massachusetts Mutual Life Insurance Co. 144A unsec. sub. bonds 3.729%, 10/15/70	192,000	125,766
Metropolitan Life Global Funding I 144A sr. notes 2.95%, 4/9/30	325,000	281,515
Morgan Stanley unsec. sub. notes Ser. GMTN, 4.35%, 9/8/26	560,000	539,253
Nasdaq, Inc. sr. unsec. bonds 5.95%, 8/15/53	39,000	38,839
Nasdaq, Inc. sr. unsec. sub. bonds 5.55%, 2/15/34	36,000	35,937
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.75%, 11/15/31	90,000	77,675
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 8/15/28	85,000	77,026
NatWest Group PLC sr. unsec. unsub. FRN 5.847%, 3/2/27 (United Kingdom)	200,000	198,837
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 6.625%, 1/15/28	95,000	88,825
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29	165,000	142,527
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.375%, 10/15/25	115,000	111,300

52 Multi-Asset Income Fund

CORPORATE BONDS AND NOTES (27.4%)* cont.	Principal amount	Value
Financials cont.
PHH Mortgage Corp. 144A company guaranty sr. notes 7.875%, 3/15/26	$150,000	$134,183
PNC Financial Services Group, Inc. (The) unsec. sub. FRB 4.626%, 6/6/33	277,000	250,803
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	75,000	62,935
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%, 1/27/26 (Canada)	50,000	49,041
Toronto-Dominion Bank (The) sr. unsec. notes 4.108%, 6/8/27 (Canada)	120,000	114,602
UBS Group AG 144A sr. unsec. bonds 3.869%, 1/12/29 (Switzerland)	250,000	229,828
UBS Group AG 144A sr. unsec. FRB 9.016%, 11/15/33 (Switzerland)	250,000	302,722
US Bancorp unsec. sub. FRB 2.491%, 11/3/36	295,000	217,402
USI, Inc./NY 144A sr. unsec. notes 6.875%, 5/1/25	90,000	89,854
VICI Properties LP sr. unsec. unsub. notes 4.75%, 2/15/28 R	125,000	118,867
VICI Properties LP/VICI Note Co., Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/27 R	45,000	41,311
Wells Fargo Bank, NA unsec. sub. notes Ser. BKNT, 6.60%, 1/15/38	250,000	264,445
Westpac Banking Corp. unsec. sub. bonds 4.421%, 7/24/39 (Australia)	110,000	88,611
Westpac Banking Corp. unsec. sub. bonds 2.963%, 11/16/40 (Australia)	95,000	61,741
		11,548,012
Health care (2.3%)
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	115,000	99,179
Amgen, Inc. sr. unsec. unsub. bonds 5.75%, 3/2/63	375,000	370,329
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	45,000	41,839
Becton, Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	135,000	116,746
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	115,000	105,743
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29	80,000	70,500
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5.625%, 3/15/27	155,000	136,391
CHS/Community Health Systems, Inc. 144A jr. notes 6.875%, 4/15/29	100,000	61,332
DH Europe Finance II SARL company guaranty sr. unsec. notes 2.60%, 11/15/29 (Luxembourg)	100,000	87,913
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 6.65%, 8/28/28	105,000	103,556
Eli Lilly and Co. sr. unsec. unsub. bonds 4.875%, 2/27/53	100,000	98,350
Fortrea Holdings, Inc. 144A company guaranty sr. notes 7.50%, 7/1/30	10,000	9,788
GE Healthcare Holding, LLC company guaranty sr. unsec. notes 5.65%, 11/15/27	110,000	111,322
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	25,000	24,696
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	75,000	74,456
HCA, Inc. company guaranty sr. unsec. sub. notes 3.625%, 3/15/32	55,000	47,304
HCA, Inc. company guaranty sr. unsec. unsub. notes 5.375%, 2/1/25	75,000	74,514
Humana, Inc. sr. unsec. unsub. bonds 5.50%, 3/15/53	110,000	106,381
Humana, Inc. sr. unsec. unsub. notes 5.75%, 3/1/28	170,000	173,076

Multi-Asset Income Fund 53

CORPORATE BONDS AND NOTES (27.4%)* cont.	Principal amount	Value
Health care cont.
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)	$200,000	$179,188
Minerva Merger Sub, Inc. 144A sr. unsec. notes 6.50%, 2/15/30	90,000	78,162
Mozart Debt Merger Sub, Inc. 144A sr. notes 3.875%, 4/1/29	190,000	165,865
Mozart Debt Merger Sub, Inc. 144A sr. unsec. notes 5.25%, 10/1/29	80,000	71,042
Owens & Minor, Inc. 144A company guaranty sr. unsec. notes 6.625%, 4/1/30	160,000	145,554
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 5.30%, 5/19/53 (Singapore)	148,000	148,054
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 4.75%, 5/19/33 (Singapore)	208,000	204,683
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 4.45%, 5/19/28 (Singapore)	124,000	121,649
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	110,000	103,538
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	30,000	28,200
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31	345,000	292,508
Tenet Healthcare Corp. company guaranty sr. notes 5.125%, 11/1/27	185,000	175,905
Tenet Healthcare Corp. company guaranty sr. unsub. notes 6.125%, 6/15/30	275,000	266,478
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	230,000	229,730
Thermo Fisher Scientific, Inc. sr. unsec. notes 4.80%, 11/21/27	270,000	270,332
UnitedHealth Group, Inc. sr. unsec. notes 2.95%, 10/15/27	235,000	217,931
UnitedHealth Group, Inc. sr. unsec. unsub. notes 5.25%, 2/15/28	305,000	310,887
Wyeth, LLC company guaranty sr. unsec. bonds 5.95%, 4/1/37	10,000	10,720
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	148,000	141,455
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	102,000	83,966
		5,159,262
Technology (2.4%)
Ahead DB Holdings, LLC 144A company guaranty sr. unsec. notes 6.625%, 5/1/28	50,000	43,377
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	200,000	117,005
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	120,000	111,060
Alteryx, Inc. 144A sr. unsec. unsub. notes 8.75%, 3/15/28	65,000	62,724
Apple, Inc. sr. unsec. bonds 4.85%, 5/10/53	250,000	246,689
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	55,000	50,632
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	80,000	69,380
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28	190,000	165,271
Arches Buyer, Inc. 144A sr. unsec. notes 6.125%, 12/1/28	40,000	34,308
Boxer Parent Co., Inc. 144A company guaranty sr. notes 7.125%, 10/2/25	50,000	50,063
Broadcom, Inc. company guaranty sr. unsec. bonds 4.15%, 11/15/30	185,000	169,152
Broadcom, Inc. 144A sr. unsec. bonds 4.926%, 5/15/37	520,000	468,431
Broadcom, Inc. 144A sr. unsec. bonds 3.187%, 11/15/36	110,000	82,669
Central Parent, Inc./CDK Global, Inc. 144A company guaranty sr. notes 7.25%, 6/15/29	55,000	54,245
Clarivate Science Holdings Corp. 144A sr. unsec. notes 4.875%, 7/1/29	105,000	91,566

54 Multi-Asset Income Fund

CORPORATE BONDS AND NOTES (27.4%)* cont.	Principal amount	Value
Technology cont.
Cloud Software Group, Inc. 144A notes 9.00%, 9/30/29	$120,000	$106,950
Cloud Software Group, Inc. 144A sr. notes. 6.50%, 3/31/29	255,000	228,086
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	55,000	49,982
CommScope Technologies, LLC 144A company guaranty sr. unsec. notes 6.00%, 6/15/25	55,000	50,342
CrowdStrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29	150,000	128,970
Fidelity National Information Services, Inc. sr. unsec. bonds 3.10%, 3/1/41	61,000	42,368
Fidelity National Information Services, Inc. sr. unsec. notes 2.25%, 3/1/31	31,000	25,024
Fidelity National Information Services, Inc. sr. unsec. unsub. notes 5.10%, 7/15/32	51,000	49,954
Gen Digital, Inc. 144A company guaranty sr. unsec. unsub. notes 7.125%, 9/30/30	85,000	85,572
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	210,000	186,660
Meta Platforms, Inc. sr. unsec. bonds 5.60%, 5/15/53	223,000	223,917
Meta Platforms, Inc. sr. unsec. notes 4.95%, 5/15/33	178,000	177,130
Meta Platforms, Inc. sr. unsec. unsub. bonds 4.45%, 8/15/52	140,000	118,815
Microsoft Corp. sr. unsec. unsub. bonds 2.921%, 3/17/52	190,000	134,734
MSCI, Inc. 144A company guaranty sr. unsec. notes 3.625%, 9/1/30	64,000	55,345
NCR Corp. 144A company guaranty sr. unsec. sub. notes 5.125%, 4/15/29	140,000	127,321
Oracle Corp. sr. unsec. bonds 3.95%, 3/25/51	70,000	51,162
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	290,000	218,948
Oracle Corp. sr. unsec. notes 1.65%, 3/25/26	225,000	205,035
RingCentral, Inc. 144A sr. unsec. notes 8.50%, 8/15/30	85,000	83,725
Rocket Software, Inc. 144A sr. unsec. notes 6.50%, 2/15/29	130,000	104,975
salesforce.com, Inc. sr. unsec. bonds 3.05%, 7/15/61	100,000	64,817
salesforce.com, Inc. sr. unsec. bonds 2.90%, 7/15/51	235,000	157,369
Sensata Technologies, Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/31	215,000	180,156
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	250,000	196,629
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29	145,000	125,606
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	215,000	180,088
ZoomInfo Technologies, LLC/ZoomInfo Finance Corp. 144A company guaranty sr. unsec. notes 3.875%, 2/1/29	280,000	238,033
		5,414,285
Transportation (0.3%)
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.50%, 4/20/26	132,917	130,429
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 4.40%, 7/1/27	350,000	330,553
United Airlines, Inc. 144A company guaranty sr. notes 4.625%, 4/15/29	80,000	71,132
Watco Cos., LLC/Watco Finance Corp. 144A sr. unsec. notes 6.50%, 6/15/27	165,000	159,225
		691,339

Multi-Asset Income Fund 55

CORPORATE BONDS AND NOTES (27.4%)* cont.	Principal amount	Value
Utilities and power (1.8%)
AES Corp. (The) sr. unsec. unsub. notes 2.45%, 1/15/31	$170,000	$134,985
Alexander Funding Trust II 144A sr. notes 7.467%, 7/31/28	100,000	101,274
American Electric Power Co., Inc. sr. unsec. unsub. bonds 5.625%, 3/1/33	230,000	229,874
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J, 4.30%, 12/1/28	85,000	80,987
American Transmission Systems, Inc. 144A sr. unsec. bonds 2.65%, 1/15/32	60,000	49,136
Boardwalk Pipelines LP company guaranty sr. unsec. notes 3.60%, 9/1/32	45,000	37,836
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	45,000	34,930
Calpine Corp. 144A sr. notes 3.75%, 3/1/31	40,000	33,349
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	100,000	84,607
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	20,000	17,380
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes 4.20%, 3/15/42	40,000	32,974
Duke Energy Carolinas, LLC sr. mtge. notes 4.25%, 12/15/41	85,000	71,950
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	45,000	41,956
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	70,000	67,573
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	310,000	248,893
Energy Transfer LP sr. unsec. unsub. notes 6.50%, 2/1/42	20,000	19,920
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 2.80%, 1/31/30	275,000	238,321
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	95,000	77,425
Evergy Missouri West, Inc. 144A sr. notes 5.15%, 12/15/27	265,000	260,876
Eversource Energy sr. unsec. unsub. notes 5.45%, 3/1/28	100,000	100,335
Eversource Energy sr. unsec. unsub. notes 5.125%, 5/15/33	220,000	212,870
Georgia Power Co. sr. unsec. unsub. notes 4.95%, 5/17/33	190,000	183,843
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	55,000	53,518
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. bonds 5.20%, 6/1/33	35,000	33,527
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec. unsub. notes 6.051%, 3/1/25	190,000	190,749
NRG Energy, Inc. 144A jr. unsec. sub. FRB 10.25%, perpetual maturity	30,000	29,469
NRG Energy, Inc. 144A sr. notes 2.45%, 12/2/27	145,000	123,089
Oncor Electric Delivery Co., LLC 144A sr. bonds 4.95%, 9/15/52	280,000	259,730
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	40,000	34,537
Pacific Gas and Electric Co. sr. bonds 5.90%, 6/15/32	85,000	81,362
Pacific Gas and Electric Co. sr. bonds 4.95%, 7/1/50	90,000	69,590
Pacific Gas and Electric Co. sr. notes 3.30%, 12/1/27	170,000	151,364
PacifiCorp sr. bonds 2.70%, 9/15/30	105,000	87,679
PG&E Corp. sr. sub. notes 5.25%, 7/1/30	145,000	128,821
Puget Sound Energy, Inc. sr. bonds 5.448%, 6/1/53	120,000	117,241
Sempra Energy sr. unsec. unsub. bonds 5.50%, 8/1/33	105,000	104,042
Vistra Corp. 144A jr. unsec. sub. FRN 8.00%, 10/15/51	65,000	62,118
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	85,000	82,709
		3,970,839
Total corporate bonds and notes (cost $60,845,389)		$60,683,425

56 Multi-Asset Income Fund

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (16.9%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (2.3%)
Government National Mortgage Association Pass-Through Certificates
5.50%, 5/20/49	$30,722	$30,823
5.00%, 5/20/49	83,294	81,880
4.00%, with due dates from 9/20/52 to 1/20/53	1,187,303	1,105,906
3.50%, with due dates from 3/20/47 to 11/20/49	1,212,089	1,110,555
2.50%, TBA, 9/1/53	1,000,000	851,174
2.50%, with due dates from 2/20/52 to 3/20/52	1,251,196	1,056,971
2.00%, TBA, 9/1/53	1,000,000	825,000
		5,062,309
U.S. Government Agency Mortgage Obligations (14.6%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
5.50%, 12/1/52	352,403	350,429
4.50%, 9/1/52	565,750	536,434
4.00%, 9/1/49	1,124,425	1,057,790
3.50%, 8/1/43	227,727	208,576
3.00%, with due dates from 3/1/43 to 8/1/52	1,433,652	1,254,201
2.50%, with due dates from 1/1/52 to 4/1/52	4,452,836	3,724,518
2.50%, 10/1/36	1,183,184	1,066,836
2.00%, 3/1/51	1,324,720	1,059,506
Federal National Mortgage Association Pass-Through Certificates
6.50%, 4/1/53	490,708	498,767
5.50%, with due dates from 1/1/38 to 11/1/52	866,735	866,818
5.00%, with due dates from 1/1/49 to 8/1/49	53,124	51,748
4.50%, with due dates from 5/1/49 to 1/1/53	581,192	551,192
3.50%, 6/1/56	1,288,930	1,152,342
3.50%, with due dates from 6/1/42 to 6/1/52	2,824,886	2,537,431
3.00%, with due dates from 2/1/43 to 3/1/52	2,935,711	2,557,626
2.50%, with due dates from 11/1/51 to 3/1/52	1,912,511	1,595,840
2.00%, with due dates from 10/1/50 to 3/1/52	6,646,130	5,332,584
2.00%, 3/1/36	1,204,838	1,062,110
1.50%, 1/1/51	1,429,462	1,080,289
1.50%, 7/1/36	1,234,194	1,060,194
Uniform Mortgage-Backed Securities 5.00%, TBA, 9/1/53	5,000,000	4,848,242
		32,453,473
Total U.S. government and agency mortgage obligations (cost $38,740,276)		$37,515,782

U.S. TREASURY OBLIGATIONS (8.1%)*	Principal amount	Value
U.S. Treasury Bonds
3.00%, 2/15/49	$5,000,000	$3,968,945
2.75%, 8/15/42 #	6,000,000	4,713,750
U.S. Treasury Notes
2.75%, 8/15/32	3,700,000	3,321,184
2.75%, 2/15/28	2,300,000	2,154,813
1.625%, 9/30/26	2,500,000	2,295,996
1.125%, 2/15/31	1,900,000	1,543,676
Total U.S. treasury obligations (cost $18,562,137)		$17,998,364

Multi-Asset Income Fund 57

MORTGAGE-BACKED SECURITIES (9.6%)*	Principal amount	Value
Commercial mortgage-backed securities (5.1%)
AREIT CRE Trust 144A FRB Ser. 22-CRE6, Class A, 6.48%, 1/20/37 (Cayman Islands)	$142,401	$139,553
Banc of America Commercial Mortgage Trust
Ser. 15-UBS7, Class AS, 3.989%, 9/15/48 W	205,000	191,697
FRB Ser. 07-1, Class XW, IO, 0.508%, 1/15/49 W	85,526	117
BANK FRB Ser. 20-BN26, Class XA, IO, 1.336%, 3/15/63 W	2,421,427	133,228
Barclays Commercial Mortgage Trust Ser. 19-C5, Class C, 3.71%, 11/15/52	402,000	306,726
Benchmark Mortgage Trust
Ser. 19-B12, Class A5, 3.116%, 8/15/52	131,000	114,196
FRB Ser. 20-B21, Class XA, IO, 1.56%, 12/17/53 W	5,683,314	406,887
Citigroup Commercial Mortgage Trust
Ser. 13-GC17, Class B, 5.095%, 11/10/46 W	247,000	242,950
FRB Ser. 15-P1, Class B, 4.461%, 9/15/48 W	475,000	436,705
Ser. 14-GC21, Class B, 4.328%, 5/10/47 W	137,000	129,074
FRB Ser. 16-P6, Class B, 4.30%, 12/10/49 W	368,000	324,058
COMM Mortgage Trust
FRB Ser. 17-COR2, Class C, 4.741%, 9/10/50 W	660,000	503,780
FRB Ser. 15-CR26, Class B, 4.614%, 10/10/48 W	332,000	289,109
Ser. 15-DC1, Class B, 4.035%, 2/10/48 W	352,000	303,537
FRB Ser. 15-LC19, Class B, 3.829%, 2/10/48 W	152,000	138,695
COMM Mortgage Trust 144A Ser. 13-CR6, Class B, 3.397%, 3/10/46	210,954	177,201
CSAIL Commercial Mortgage Trust
Ser. 17-CX10, Class A3, 3.398%, 11/15/50	126,012	116,639
FRB Ser. 19-C15, Class XA, IO, 1.194%, 3/15/52 W	5,766,367	236,181
GS Mortgage Securities Trust
FRB Ser. 16-GS2, Class C, 4.855%, 5/10/49 W	489,000	436,338
Ser. 14-GC22, Class B, 4.391%, 6/10/47 W	239,000	193,061
JPMDB Commercial Mortgage Securities Trust FRB Ser. 18-C8, Class C, 4.928%, 6/15/51 W	140,000	113,190
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 14-C20, Class B, 4.399%, 7/15/47 W	252,000	224,280
FRB Ser. 13-C10, Class C, 4.249%, 12/15/47 W	124,188	112,744
Ladder Capital Commercial Mortgage Trust 144A FRB Ser. 17-LC26, Class XA, IO, 1.684%, 7/12/50 W	3,119,200	131,330
Morgan Stanley Bank of America Merrill Lynch Trust
Ser. 14-C15, Class B, 4.565%, 4/15/47 W	304,000	297,930
Ser. 14-C17, Class AS, 4.011%, 8/15/47	388,000	372,298
Ser. 14-C19, Class B, 4.00%, 12/15/47 W	402,000	368,174
Ser. 16-C32, Class AS, 3.994%, 12/15/49 W	410,000	364,734
Ser. 15-C22, Class B, 3.883%, 4/15/48 W	138,000	120,841
Ser. 13-C9, Class B, 3.708%, 5/15/46 W	228,000	197,319
FRB Ser. 16-C32, Class XA, IO, 0.793%, 12/15/49 W	9,329,731	158,057
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class E, 4.348%, 8/15/46 W	1,350,000	48,702
FRB Ser. 13-C11, Class F, 4.348%, 8/15/46 W	1,720,000	8,642
Morgan Stanley Capital I Trust
FRB Ser. 18-L1, Class C, 4.942%, 10/15/51 W	422,000	339,626
Ser. 18-L1, Class AS, 4.637%, 10/15/51 W	310,000	282,219
Ser. 18-L1, Class A4, 4.407%, 10/15/51 W	221,000	208,762

58 Multi-Asset Income Fund

MORTGAGE-BACKED SECURITIES (9.6%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
PFP, Ltd. 144A
FRB Ser. 21-7, Class B, 6.827%, 4/14/38 (Cayman Islands)	$646,968	$627,343
FRB Ser. 21-7, Class AS, 6.577%, 4/14/38 (Cayman Islands)	459,655	452,507
Ready Capital Mortgage Financing, LLC 144A FRB Ser. 22-FL10, Class AS, 8.385%, 10/25/39	371,000	370,817
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO, 0.452%, 11/15/48 W	208,739	209
Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 05-C21, Class E, 5.268%, 10/15/44 W	381,064	304,089
Wells Fargo Commercial Mortgage Trust
Ser. 18-C47, Class AS, 4.673%, 9/15/61 W	327,000	295,641
Ser. 19-C49, Class B, 4.546%, 3/15/52	581,000	494,280
Ser. 17-C39, Class B, 4.025%, 9/15/50	491,000	421,527
WF-RBS Commercial Mortgage Trust Ser. 13-C11, Class B, 3.714%, 3/15/45 W	281,264	246,809
		11,381,802
Residential mortgage-backed securities (non-agency) (4.5%)
BRAVO Residential Funding Trust 144A FRB Ser. 21-HE2, Class A1, (US 30 Day Average SOFR + 0.75%), 6.038%, 11/25/69	515,878	500,401
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (ICE LIBOR USD 1 Month + 1.70%), 7.112%, 11/25/28 (Bermuda)	943,257	949,678
Federal Home Loan Mortgage Corporation Structured Agency Credit Risk FRN Ser. 15-HQA1, Class M3, (US 30 Day Average SOFR + 4.81%), 10.102%, 3/25/28	224,852	232,693
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Debt FRN Ser. 22-DNA5, Class M1A, (US 30 Day Average SOFR + 2.95%), 8.238%, 6/25/42	439,585	450,310
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-HQA3, Class M1A, (US 30 Day Average SOFR + 2.30%), 7.588%, 8/25/42	462,462	468,092
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA4, Class M1A, (US 30 Day Average SOFR + 2.20%), 7.488%, 5/25/42	569,988	576,757
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA6, Class M1A, (US 30 Day Average SOFR + 2.15%), 7.438%, 9/25/42	172,849	174,356
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA3, Class M1A, (US 30 Day Average SOFR + 2.00%), 7.288%, 4/25/42	330,984	332,705
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3AS, (US 30 Day Average SOFR + 1.11%), 6.402%, 2/25/47	276,784	275,940
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-HQA3, Class M1, (US 30 Day Average SOFR + 0.85%), 6.138%, 9/25/41	80,472	79,157
Federal National Mortgage Association Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2, (US 30 Day Average SOFR + 5.41%), 10.702%, 10/25/28	20,407	21,614
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M2, (US 30 Day Average SOFR + 3.00%), 8.288%, 1/25/42	543,000	543,679
Connecticut Avenue Securities Trust FRB Ser. 22-R07, Class 1M1, (US 30 Day Average SOFR + 2.95%), 8.246%, 6/25/42	342,072	350,091
Connecticut Avenue Securities Trust FRB Ser. 22-R06, Class 1M1, (US 30 Day Average SOFR + 2.75%), 8.038%, 5/25/42	424,040	433,708
Connecticut Avenue Securities Trust FRB Ser. 22-R08, Class 1M1, (US 30 Day Average SOFR + 2.55%), 7.838%, 7/25/42	183,394	186,874

Multi-Asset Income Fund 59

MORTGAGE-BACKED SECURITIES (9.6%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2, (US 30 Day Average SOFR + 2.26%), 7.552%, 11/25/39	$113,906	$114,467
Connecticut Avenue Securities Trust FRB Ser. 22-R03, Class 1M1, (US 30 Day Average SOFR + 2.10%), 7.388%, 3/25/42	674,211	680,953
Connecticut Avenue Securities Trust FRB Ser. 22-R04, Class 1M1, (US 30 Day Average SOFR + 2.00%), 7.288%, 3/25/42	389,260	391,478
Connecticut Avenue Securities Trust FRB Ser. 22-R05, Class 2M1, (US 30 Day Average SOFR + 1.90%), 7.188%, 4/25/42	235,256	235,844
Connecticut Avenue Securities Trust FRB Ser. 23-R06, Class 1M1, (US 30 Day Average SOFR + 1.70%), 6.988%, 7/25/43	65,436	65,436
FirstKey Homes Trust 144A Ser. 20-SFR2, Class A, 1.266%, 10/19/37	1,043,171	941,744
GCAT Trust 144A Ser. 20-NQM2, Class A3, 2.935%, 4/25/65	24,479	22,643
Mill City Mortgage Loan Trust 144A Ser. 23-NQM1, Class A1, 6.05%, 10/25/67	314,789	310,093
MortgageIT Trust FRB Ser. 04-1, Class M2, (CME Term SOFR 1 Month + 1.12%), 6.434%, 11/25/34	100,341	93,324
Residential Accredit Loans, Inc. FRB Ser. 06-QO5, Class 1A1, (CME Term SOFR 1 Month + 0.54%), 5.859%, 5/25/46	134,752	117,234
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR1, Class 2A1, (CME Term SOFR 1 Month + 0.29%), 5.609%, 1/25/37	529,587	451,912
Tricon American Homes Trust 144A Ser. 18-SFR1, Class A, 3.53%, 5/17/37	883,530	849,167
		9,850,350
Total mortgage-backed securities (cost $22,862,801)		$21,232,152

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (4.0%)*	Principal amount	Value
Angola (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.75%, 4/14/32 (Angola)	$200,000	$164,000
Argentine (Republic of) sr. unsec. unsub. bonds 3.625%, 7/9/35 (Argentina)	200,000	58,938
Argentine (Republic of) sr. unsec. unsub. notes 0.75%, 7/9/30 (Argentina)	240,000	80,105
Bahrain (Kingdom of) sr. unsec. notes Ser. REGS, 7.375%, 5/14/30 (Bahrain)	200,000	204,500
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.75%, 1/14/50 (Brazil)	330,000	242,111
Chile (Republic of) sr. unsec. unsub. bonds 4.34%, 3/7/42 (Chile)	340,000	290,275
Colombia (Republic of) sr. unsec. unsub. bonds 8.00%, 4/20/33 (Colombia)	250,000	258,460
Cote d’lvoire (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Cote d’lvoire)	250,000	213,438
Dominican (Republic of) sr. unsec. bonds Ser. REGS, 4.875%, 9/23/32 (Dominican Republic)	150,000	127,080
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS, 7.45%, 4/30/44 (Dominican Republic)	100,000	96,156
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%, 1/25/27 (Dominican Republic)	153,000	149,490
Ecuador (Republic of) sr. unsec. unsub. bonds Ser. REGS, 3.50%, 7/31/35 (Ecuador)	230,000	85,100

60 Multi-Asset Income Fund

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (4.0%)* cont.	Principal amount	Value
Egypt (Arab Republic of) sr. unsec. bonds Ser. REGS, 7.30%, 9/30/33 (Egypt)	$400,000	$220,000
El Salvador (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.625%, 2/28/29 (El Salvador)	90,000	69,831
Gabon (Republic of) sr. unsec. notes Ser. REGS, 6.625%, 2/6/31 (Gabon)	200,000	144,500
Ghana (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.125%, 1/18/26 (Ghana) (In default) †	250,000	114,063
Ghana (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.375%, 2/11/27 (Ghana) (In default) †	200,000	86,750
Guatemala (Republic of) sr. unsec. unsub. bonds Ser. REGS, 3.70%, 10/7/33 (Guatemala)	240,000	193,200
Hungary (Government of) sr. unsec. bonds Ser. REGS, 5.50%, 6/16/34 (Hungary)	210,000	198,948
Indonesia (Republic of) sr. unsec. unsub. notes 4.65%, 9/20/32 (Indonesia)	390,000	375,878
Indonesia (Republic of) sr. unsec. unsub. notes 4.55%, 1/11/28 (Indonesia)	200,000	195,335
Jamaica (Government of) sr. unsec. unsub. bonds 8.00%, 3/15/39 (Jamaica)	100,000	117,742
Kenya (Republic of) sr. unsec. unsub. notes Ser. REGS, 7.00%, 5/22/27 (Kenya)	230,000	203,838
Morocco (Kingdom of) sr. unsec. bonds Ser. REGS, 3.00%, 12/15/32 (Morocco)	200,000	155,750
Mozambique (Republic of) unsec. notes Ser. REGS, 5.00%, 9/15/31 (Mozambique)	200,000	150,750
Nigeria (Government of) sr. unsec. unsub. notes Ser. REGS, 6.50%, 11/28/27 (Nigeria)	200,000	171,500
Oman (Sultanate of) sr. unsec. notes Ser. REGS, 7.375%, 10/28/32 (Oman)	300,000	326,625
Panama (Republic of) sr. unsec. unsub. bonds 6.70%, 1/26/36 (Panama)	275,000	288,750
Paraguay (Republic of) sr. unsec. notes Ser. REGS, 4.95%, 4/28/31 (Paraguay)	200,000	188,750
People’s Republic of China sr. unsec. notes Ser. REGS, 1.75%, 10/26/31 (China)	350,000	292,313
Philippines (Republic of) sr. unsec. unsub. notes 3.75%, 1/14/29 (Philippines)	200,000	187,828
Qatar (State of) sr. unsec. notes Ser. REGS, 3.75%, 4/16/30 (Qatar)	300,000	283,762
Qatar (State of) sr. unsec. unsub. bonds Ser. REGS, 6.40%, 1/20/40 (Qatar)	170,000	192,413
Romania (Government of) sr. unsec. unsub. notes 6.125%, 1/22/44 (Romania)	100,000	94,270
Romania (Government of) 144A sr. unsec. unsub. notes 6.625%, 2/17/28 (Romania)	400,000	412,600
Saudi Arabia (Kingdom of) sr. unsec. bonds Ser. REGS, 4.50%, 10/26/46 (Saudi Arabia)	230,000	193,902
Serbia (Republic of) sr. unsec. notes 6.25%, 5/26/28 (Serbia)	200,000	198,750
Serbia (Republic of) 144A sr. unsec. notes 6.50%, 9/26/33 (Serbia)	200,000	197,000
South Africa (Republic of) sr. unsec. unsub. notes 5.875%, 4/20/32 (South Africa)	280,000	247,324

Multi-Asset Income Fund 61

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (4.0%)* cont.	Principal amount	Value
Tunisia (Central Bank of) sr. unsec. unsub. notes Ser. REGS, 5.75%, 1/30/25 (Tunisia)	$260,000	$177,970
Turkey (Republic of) sr. unsec. unsub. notes 8.60%, 9/24/27 (Turkey)	200,000	203,750
Ukraine (Government of) sr. unsec. notes Ser. REGS, 7.375%, 9/25/34 (Ukraine) (In default) †	370,000	98,975
United Arab Emirates sr. unsec. unsub. bonds Ser. REGS, 2.875%, 10/19/41 (United Arab Emirates)	230,000	167,283
United Mexican States sr. unsec. unsub. bonds 4.28%, 8/14/41 (Mexico)	380,000	306,416
United Mexican States sr. unsec. unsub. notes 4.50%, 4/22/29 (Mexico)	200,000	192,942
Uruguay (Oriental Republic of) sr. unsec. bonds 5.10%, 6/18/50 (Uruguay)	160,000	153,615
Total foreign government and agency bonds and notes (cost $9,104,550)		$8,772,976

COLLATERALIZED LOAN OBLIGATIONS (2.3%)*	Principal amount	Value
Barings CLO, Ltd. 144A FRB Ser. 21-1A, Class AR, (CME Term SOFR 3 Month + 1.41%), 6.72%, 10/15/36 (Cayman Islands)	$250,000	$247,845
CBAM CLO, Ltd. 144A FRB Ser. 18-7A, Class A, (CME Term SOFR 3 Month + 1.36%), 6.688%, 7/20/31 (Cayman Islands)	250,000	248,711
CIFC Funding, Ltd. 144A FRB Ser. 21-3A, Class A1R, (CME Term SOFR 3 Month + 1.39%), 6.718%, 10/20/34 (Cayman Islands)	300,000	297,764
Elmwood CLO 19, Ltd. 144A FRB Ser. 23-6A, Class AR, (CME Term SOFR 3 Month + 1.70%), 7.076%, 10/17/36 (Cayman Islands) ##	250,000	250,022
Elmwood CLO IV, Ltd. 144A FRB Ser. 20-1A, Class A, (CME Term SOFR 3 Month + 1.50%), 6.81%, 4/15/33 (Cayman Islands)	300,000	299,078
Goldentree Loan Management US CLO 6, Ltd. 144A FRB Ser. 22-6A, Class AR, (CME Term SOFR 3 Month + 1.32%), 6.646%, 4/20/35 (Cayman Islands)	390,000	385,890
Gulf Stream Meridian 1, Ltd. 144A FRB Ser. 20-IA, Class A1, (CME Term SOFR 3 Month + 1.63%), 6.94%, 4/15/33 (Cayman Islands)	250,000	248,867
Gulf Stream Meridian 4, Ltd. 144A FRB Ser. 21-4A, Class A1, (CME Term SOFR 3 Month + 1.46%), 6.77%, 7/15/34 (Cayman Islands)	300,000	297,484
Logan CLO I, Ltd. 144A FRB Ser. 21-1A, Class A, (CME Term SOFR 3 Month + 1.42%), 6.748%, 7/20/34 (Cayman Islands)	300,000	298,646
OCP CLO, Ltd. 144A FRB Ser. 21-17A, Class A1R, (CME Term SOFR 3 Month + 1.30%), 6.628%, 7/20/32 (Cayman Islands)	250,000	248,496
Shackleton CLO, Ltd. 144A FRB Ser. 21-16A, Class A, (CME Term SOFR 3 Month + 1.47%), 6.798%, 10/20/34 (Cayman Islands)	300,000	295,791
TCW CLO, Ltd. 144A FRB Ser. 21-2A, Class AS, (ICE LIBOR USD 3 Month + 1.18%), 6.793%, 7/25/34 (Cayman Islands)	200,000	198,222
Texas Debt Capital CLO, Ltd. 144A FRB Ser. 23-1A, Class A, (CME Term SOFR 3 Month + 1.80%), 6.622%, 4/20/36 (Cayman Islands)	250,000	250,606
Trestles CLO V, Ltd. 144A FRB Ser. 21-5A, Class A1, (CME Term SOFR 3 Month + 1.43%), 6.758%, 10/20/34 (Cayman Islands)	300,000	296,139
Venture CLO XV, Ltd. 144A FRB Ser. 21-15A, Class AR3, (CME Term SOFR 3 Month + 1.44%), 6.75%, 7/15/32 (Cayman Islands)	300,000	295,323
Venture XIX CLO, Ltd. 144A FRB Ser. 18-19A, Class ARR, (CME Term SOFR 3 Month + 1.52%), 6.83%, 1/15/32 (Cayman Islands)	250,000	248,233

62 Multi-Asset Income Fund

COLLATERALIZED LOAN OBLIGATIONS (2.3%)* cont.	Principal amount	Value
Voya CLO, Ltd. 144A FRB Ser. 21-3A, Class AR, (CME Term SOFR 3 Month + 1.41%), 6.738%, 10/20/34 (Cayman Islands)	$300,000	$297,753
Wind River CLO, Ltd. 144A FRB Ser. 21-4A, Class A, (CME Term SOFR 3 Month + 1.43%), 6.758%, 1/20/35 (Cayman Islands)	300,000	295,492
Total collateralized loan obligations (cost $4,998,222)		$5,000,362

ASSET-BACKED SECURITIES (1.0%)*	Principal amount	Value
Foursight Capital Automobile Receivables Trust 144A Ser. 22-2, Class A2, 4.49%, 3/16/26	$112,248	$111,734
Harley-Davidson Motorcycle Trust Ser. 22-A, Class A3, 3.06%, 2/15/27	153,000	149,969
Honda Auto Receivables Owner Trust Ser. 20-2, Class A4, 1.09%, 10/15/26	973,000	967,669
Mello Warehouse Securitization Trust 144A FRB Ser. 21-3, Class E, (CME Term SOFR 1 Month + 3.36%), 8.679%, 10/22/24	520,000	508,100
Station Place Securitization Trust 144A FRB Ser. 23-2, Class A1, (CME Term SOFR 1 Month + 0.95%), 6.265%, 6/29/24	525,000	524,886
Total asset-backed securities (cost $2,218,107)		$2,262,358

SENIOR LOANS (0.6%)*c	Principal amount	Value
AppleCaramel Buyer, LLC bank term loan FRN (CME Term SOFR 1 Month + 3.75%), 9.081%, 10/19/27	$89,545	$89,396
Ascend Learning, LLC bank term loan FRN (CME Term SOFR 1 Month + 5.75%), 10.98%, 11/18/29	80,000	68,234
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.50%), 8.81%, 8/21/26	129,328	126,257
CP Atlas Buyer, Inc. bank term loan FRN Ser. B1, (CME Term SOFR 1 Month + 3.75%), 8.952%, 11/23/27	114,430	109,774
CQP Holdco LP bank term loan FRN (CME Term SOFR 3 Month + 3.50%), 9.048%, 5/27/28	104,467	104,562
Crocs, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.10%), 8.431%, 2/19/29	32,571	32,649
DIRECTV Financing, LLC bank term loan FRN (CME Term SOFR 3 Month + 5.00%), 10.446%, 7/22/27	137,648	135,896
Epicor Software Corp. bank term loan FRN (CME Term SOFR 1 Month + 7.75%), 12.952%, 7/31/28	55,000	55,138
Genesys Cloud Services Holdings, LLC bank term loan FRN (CME Term SOFR 3 Month + 4.00%), 9.446%, 12/1/27	69,643	69,600
IRB Holding Corp. bank term loan FRN (CME Term SOFR 3 Month Plus CSA + 3.00%), 8.431%, 12/15/27	99,747	99,134
Klockner-Pentaplast of America, Inc. bank term loan FRN (CME Term SOFR 6 Month + 4.73%), 10.17%, 2/4/26	49,872	46,600
LSF11 A5 HoldCo, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.25%), 9.681%, 10/15/28	15,000	14,986
Madison IAQ, LLC bank term loan FRN (CME Term SOFR 1 Month + 3.25%), 8.334%, 6/15/28	54,860	54,517
Mattress Firm, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 4.25%), 9.95%, 9/21/28	74,606	73,860
Michaels Cos., Inc. (The) bank term loan FRN (US SOFR + 4.25%), 9.754%, 4/15/28	19,949	18,460

Multi-Asset Income Fund 63

SENIOR LOANS (0.6%)*c cont.	Principal amount	Value
Nouryon USA, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.00%), 9.347%, 4/3/28	$35,000	$34,854
Nouryon USA, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.00%), 9.318%, 4/3/28	35,000	34,825
Polaris Newco, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 4.00%), 9.298%, 6/3/28	89,544	86,802
Sabre GLBL, Inc. bank term loan FRN (CME Term SOFR 1 Month + 5.00%), 10.431%, 6/30/28	19,505	17,157
United Airlines, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.75%), 9.292%, 4/21/28	71,268	71,357
VM Consolidated, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.25%), 8.696%, 3/19/28	65,122	65,041
Total senior loans (cost $1,389,005)		$1,409,099

PURCHASED OPTIONS OUTSTANDING (0.3%)* Counterparty	Expiration date/strike	Notional amount	Contract amount	Value
Citibank, N.A.
S&P 500 Index (Put)	Dec-24/4500.00	$6,675,844	$1,481	$360,512
S&P 500 Index (Put)	Jun-24/4500.00	6,675,844	1,481	271,098
Total purchased options outstanding (cost $602,915)				$631,610

CONVERTIBLE BONDS AND NOTES (0.2%)*	Principal amount	Value
Fiverr International, Ltd. cv. sr. unsec. notes zero %, 11/1/25 (Israel)	$65,000	$55,777
Middleby Corp. (The) cv. sr. unsec. notes 1.00%, 9/1/25	40,000	48,880
Realogy Group, LLC/Realogy Co-Issuer Corp. company guaranty cv. sr. unsec. notes 0.25%, 6/15/26	68,000	49,388
Shake Shack, Inc. cv. sr. unsec. notes zero %, 3/1/28	70,000	53,900
Splunk, Inc. cv. sr. unsec. notes 1.125%, 6/15/27	60,000	52,650
Spotify USA, Inc. company guaranty cv. sr. unsec. notes zero %, 3/15/26	65,000	55,445
Teladoc Health, Inc. cv. sr. unsec. sub. notes 1.25%, 6/1/27	70,000	56,175
Unity Software, Inc. cv. sr. unsec. notes zero %, 11/15/26	70,000	55,300
Upwork, Inc. cv. sr. unsec. notes 0.25%, 8/15/26	70,000	57,841
Total convertible bonds and notes (cost $490,867)		$485,356

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
Apollo Global Management, Inc. $3.38 cv. pfd. †	1,225	$66,628
Total convertible preferred stocks (cost $61,250)		$66,628

SHORT-TERM INVESTMENTS (3.0%)*	Shares	Value
Putnam Short Term Investment Fund Class P 5.57% L	6,128,842	$6,128,842
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.28% P	590,000	590,000
Total short-term investments (cost $6,718,842)		$6,718,842

TOTAL INVESTMENTS
Total investments (cost $227,137,953)	$227,544,808

64 Multi-Asset Income Fund

Key to holding’s currency abbreviations
EUR	Euro
USD /$	United States Dollar

Key to holding’s abbreviations
BKNT	Bank Note
bp	Basis Points
CME	Chicago Mercantile Exchange
DAC	Designated Activity Company
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
ICE	Intercontinental Exchange
IO	Interest Only
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MTN	Medium Term Notes
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
REMICs	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2022 through August 31, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $221,557,606.
†	This security is non-income-producing.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $501,275 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).
##	Forward commitment, in part or in entirety (Note 1).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

Multi-Asset Income Fund 65

L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 8/31/23 (aggregate face value $657,182)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
	Euro	Sell	9/20/23	$198,760	$200,088	$1,328
State Street Bank and Trust Co.
	Euro	Sell	9/20/23	204,191	204,669	478
UBS AG
	Euro	Sell	9/20/23	252,849	252,425	(424)
Unrealized appreciation						1,806
Unrealized (depreciation)						(424)
Total						$1,382
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 8/31/23
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Short)	26	$5,859,958	$5,870,800	Sep-23	$(216,859)
U.S. Treasury Bond Ultra 30 yr (Long)	20	2,589,375	2,589,375	Dec-23	38,627
U.S. Treasury Note 2 yr (Long)	64	13,043,500	13,043,500	Dec-23	18,630
U.S. Treasury Note 5 yr (Long)	8	855,375	855,375	Dec-23	5,388
U.S. Treasury Note 10 yr (Long)	8	888,250	888,250	Dec-23	8,435
U.S. Treasury Note 10 yr (Short)	80	8,882,500	8,882,500	Dec-23	(85,180)
Unrealized appreciation					71,080
Unrealized (depreciation)					(302,039)
Total					$(230,959)

WRITTEN OPTIONS OUTSTANDING at 8/31/23 (premiums $108,483)
Counterparty	Expiration date/strike	Notional amount	Contract amount	Value
Citibank, N.A.
S&P 500 Index (Put)	Dec-24/3500.00	$6,675,844	$1,481	$109,671
Total				$109,671

66 Multi-Asset Income Fund

TBA SALE COMMITMENTS OUTSTANDING at 8/31/23 (proceeds receivable $2,912,929)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 5.00%, 9/1/53	$3,000,000	9/14/23	$2,908,945
Total			$2,908,945

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 8/31/23
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$1,923,000	$11,384 E	$2,945	9/20/25	US SOFR — Annually	4.40% — Annually	$(8,439)
907,000	36 E	6,293	9/20/28	4.00% — Annually	US SOFR — Annually	6,257
1,589,000	26,790 E	21,715	9/20/33	3.60% — Annually	US SOFR — Annually	48,505
774,000	45,549 E	(6,668)	9/20/53	US SOFR — Annually	3.20% — Annually	(52,217)
Total		$24,285	$(5,894)
E Extended effective date.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 8/31/23
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
CDX NA HY Series 40 Index	B+/P	$31,792	$8,000,000	$225,600	6/20/28	500 bp — Quarterly	$338,277
Total	$31,792		$338,277
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at August 31, 2023. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Multi-Asset Income Fund 67

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$1,995,250	$963,570	$—
Capital goods	1,328,424	328,529	—
Communication services	1,712,736	336,816	—
Conglomerates	927,664	398,601	—
Consumer cyclicals	7,061,991	1,479,322	—
Consumer staples	3,922,523	1,326,691	—
Energy	2,937,058	392,162	—
Financials	7,413,605	1,961,324	—
Health care	6,546,107	1,524,554	—
Technology	18,554,123	695,829	—
Transportation	349,946	524,977	—
Utilities and power	1,594,295	491,747	10
Total common stocks	54,343,722	10,424,122	10
Asset-backed securities	—	2,262,358	—
Collateralized loan obligations	—	5,000,362	—
Convertible bonds and notes	—	485,356	—
Convertible preferred stocks	66,628	—	—
Corporate bonds and notes	—	60,683,425	—
Foreign government and agency bonds and notes	—	8,772,976	—
Mortgage-backed securities	—	21,232,152	—
Purchased options outstanding	—	631,610	—
Senior loans	—	1,409,099	—
U.S. government and agency mortgage obligations	—	37,515,782	—
U.S. treasury obligations	—	17,998,364	—
Short-term investments	590,000	6,128,842	—
Totals by level	$55,000,350	$172,544,448	$10

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$1,382	$—
Futures contracts	(230,959)	—	—
Written options outstanding	—	(109,671)	—
TBA sale commitments	—	(2,908,945)	—
Interest rate swap contracts	—	(30,179)	—
Credit default contracts	—	306,485	—
Totals by level	$(230,959)	$(2,740,928)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

68 Multi-Asset Income Fund

Statement of assets and liabilities 8/31/23

ASSETS
Investment in securities, at value (Notes 1 and 10):
Unaffiliated issuers (identified cost $221,009,111)	$221,415,966
Affiliated issuers (identified cost $6,128,842) (Note 5)	6,128,842
Cash	39,284
Foreign currency (cost $5,313) (Note 1)	5,311
Dividends, interest and other receivables	1,627,712
Receivable for shares of the fund sold	336,720
Receivable for investments sold	556,570
Receivable for sales of TBA securities (Note 1)	2,918,346
Receivable from Manager (Note 2)	70,091
Receivable for variation margin on futures contracts (Note 1)	27,917
Receivable for variation margin on centrally cleared swap contracts (Note 1)	4,159
Unrealized appreciation on forward currency contracts (Note 1)	1,806
Deposits with broker (Note 1)	744,787
Prepaid assets	62,221
Total assets	233,939,732

LIABILITIES
Payable for investments purchased	346,314
Payable for purchases of delayed delivery securities (Note 1)	250,000
Payable for purchases of TBA securities (Note 1)	6,485,278
Payable for shares of the fund repurchased	1,043,162
Payable for custodian fees (Note 2)	50,031
Payable for investor servicing fees (Note 2)	62,199
Payable for Trustee compensation and expenses (Note 2)	196,285
Payable for administrative services (Note 2)	797
Payable for distribution fees (Note 2)	73,214
Payable for variation margin on futures contracts (Note 1)	15,000
Payable for variation margin on centrally cleared swap contracts (Note 1)	18,048
Unrealized depreciation on forward currency contracts (Note 1)	424
Written options outstanding, at value (premiums $108,483) (Note 1)	109,671
TBA sale commitments, at value (proceeds receivable $2,912,929) (Note 1)	2,908,945
Collateral on certain derivative contracts, at value (Notes 1 and 10)	590,000
Payable to broker (Note 1)	1,261
Other accrued expenses	231,497
Total liabilities	12,382,126

Net assets	$221,557,606

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 8)	$315,769,092
Total distributable earnings (Notes 1 and 8)	(94,211,486)
Total — Representing net assets applicable to capital shares outstanding	$221,557,606

(Continued on next page)

Multi-Asset Income Fund 69

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($142,257,952 divided by 14,662,060 shares)	$9.70
Offering price per class A share (100/96.00 of $9.70)*	$10.10
Net asset value and offering price per class C share ($12,028,446 divided by 1,239,878 shares)**	$9.70
Net asset value, offering price and redemption price per class P share
($20,176,787 divided by 2,078,649 shares)	$9.71
Net asset value, offering price and redemption price per class R share
($2,305,529 divided by 237,609 shares)	$9.70
Net asset value, offering price and redemption price per class R5 share
($10,201 divided by 1,051 shares)	$9.71
Net asset value, offering price and redemption price per class R6 share
($4,925,041 divided by 507,478 shares)	$9.70
Net asset value, offering price and redemption price per class Y share
($39,853,650 divided by 4,106,837 shares)	$9.70

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

70 Multi-Asset Income Fund

Statement of operations Year ended 8/31/23

INVESTMENT INCOME
Interest (including interest income of $280,676 from investments in affiliated issuers) (Note 5)	$4,651,756
Dividends (net of foreign tax of $30,472)	1,148,267
Total investment income	5,800,023

EXPENSES
Compensation of Manager (Note 2)	616,796
Investor servicing fees (Note 2)	204,573
Custodian fees (Note 2)	74,105
Trustee compensation and expenses (Note 2)	8,179
Distribution fees (Note 2)	274,208
Administrative services (Note 2)	2,177
Auditing and tax fees	173,384
Legal	241,982
Other	183,119
Fees waived and reimbursed by Manager (Note 2)	(769,406)
Total expenses	1,009,117
Expense reduction (Note 2)	(27,468)
Net expenses	981,649

Net investment income	4,818,374

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(861,474)
Foreign currency transactions (Note 1)	(38,085)
Forward currency contracts (Note 1)	3,976
Futures contracts (Note 1)	(2,916,042)
Swap contracts (Note 1)	(760,264)
Total net realized loss	(4,571,889)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	4,938,290
Assets and liabilities in foreign currencies	852
Forward currency contracts	1,382
Futures contracts	(170,104)
Swap contracts	649,066
Written options	(1,188)
Total change in net unrealized appreciation	5,418,298

Net gain on investments	846,409

Net increase in net assets resulting from operations	$5,664,783

The accompanying notes are an integral part of these financial statements.

Multi-Asset Income Fund 71

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 8/31/23	Year ended 8/31/22
Operations
Net investment income	$4,818,374	$119,456
Net realized loss on investments
and foreign currency transactions	(4,571,889)	(1,002,008)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	5,418,298	(1,368,366)
Net increase (decrease) in net assets resulting
from operations	5,664,783	(2,250,918)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(1,716,440)	—
Class C	(108,068)	—
Class P	(309,738)	(142,508)
Class R	(24,011)	—
Class R5	(136)	—
Class R6	(68,445)	—
Class Y	(575,021)	—
Net realized short-term gain on investments
Class A	—	—
Class C	—	—
Class P	—	(501,348)
Class R	—	—
Class R5	—	—
Class R6	—	—
Class Y	—	—
From capital gain on investments
Net realized long-term gain on investments
Class A	—	—
Class C	—	—
Class P	(230,793)	(179,182)
Class R	—	—
Class R5	—	—
Class R6	—	—
Class Y	—	—
Increase from capital share transactions (Notes 4 and 8)	201,701,796	4,975,531
Total increase in net assets	204,333,927	1,901,575

NET ASSETS
Beginning of year	17,223,679	15,322,104
End of year	$221,557,606	$17,223,679

The accompanying notes are an integral part of these financial statements.

72 Multi-Asset Income Fund

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Multi-Asset Income Fund 73

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)
Class A
August 31, 2023‡	$9.64	.20	(.02)	.18	(.12)	—	(.12)	$9.70	1.85*	$142,258	.46*	2.05*	109
Class C
August 31, 2023‡	$9.64	.16	(.02)	.14	(.08)	—	(.08)	$9.70	1.44*	$12,028	. 88*	1.64*	109
Class P
August 31, 2023	$9.59	.34	.05	.39	(.15)	(.12)	(.27)	$9.71	4.23	$20,177.41		3.58	109
August 31, 2022	11.28	.07	(1.30)	(1.23)	(.08)	(.38)	(.46)	9.59	(11.37)	17,224.23		.66	124
August 31, 2021	10.49	.04	.96	1.00	(.21)	—	(.21)	11.28	9.68	15,322.20		.40	144
August 31, 2020 †	10.00	.05	.44	.49	—[e]	—	—[e]	10.49	4.94*	11,708	.13*	. 53*	54*
Class R
August 31, 2023 ‡	$9.64	.18	(.02)	.16	(.10)	—	(.10)	$9.70	1.71*	$2,306	.60*	1.91*	109
Class R5
August 31, 2023‡	$9.64	.21	(.01)	.20	(.13)	—	(.13)	$9.71	2.09*	$10	.31*	2.21*	109
Class R6
August 31, 2023‡	$9.64	.22	(.02)	.20	(.14)	—	(.14)	$9.70	2.05*	$4,925	.25*	2.26*	109
Class Y
August 31, 2023‡	$9.64	.21	(.02)	.19	(.13)	—	(.13)	$9.70	1.98*	$39,854	.32*	2.19*	109

Before July 12, 2022, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

*Not annualized.

† For the period December 31, 2019 (commencement of operations) to August 31, 2020.

‡ For the period February 10, 2023 (commencement of operations) to August 31, 2023.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of the average net assets of each class (Note 2):

	8/31/23	8/31/22	8/31/21	8/31/20
Class A	0.25%	N/A	N/A	N/A
Class C	0.25	N/A	N/A	N/A
Class P	1.37	2.67%	0.93%	2.45%
Class R	0.25	N/A	N/A	N/A
Class R5	0.25	N/A	N/A	N/A
Class R6	0.25	N/A	N/A	N/A
Class Y	0.25	N/A	N/A	N/A

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

74 Multi-Asset Income Fund	Multi-Asset Income Fund 75

Notes to financial statements 8/31/23

Unless otherwise noted, the “reporting period” represents the period from September 1, 2022 through August 31, 2023. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
Putnam Management	Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC
State Street	State Street Bank and Trust Company
JPMorgan	JPMorgan Chase Bank, N.A.
the SEC	the Securities and Exchange Commission
OTC	over-the-counter
PAC	The Putnam Advisory Company, LLC, an affiliate of Putnam Management
PIL	Putnam Investments Limited, an affiliate of Putnam Management

Putnam Multi-Asset Income Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return consistent with conservation of capital. Within the fund’s total return orientation, the fund seeks to provide current income, along with long-term capital appreciation. The fund invests mainly in fixed-income investments, including U.S. and foreign (including emerging market) government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments) of any credit quality. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign (including emerging market) companies of any size. The fund also makes other types of investments, such as investments in real estate investment trusts and convertible securities. The fund has a strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative models and techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund is shown below:

Class	Strategic Allocation	Range
Equity	27%	5–50%
Fixed-Income	73%	50–95%

Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments and may also consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund typically uses derivatives to a significant extent, such as futures, options, certain foreign currency transactions, warrants and interest rate and total return swap contracts, for both hedging and non-hedging purposes and may also use derivatives and debt instruments with terms determined by reference to a particular commodity or to all or portions of a commodities index.

76 Multi-Asset Income Fund

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 4.00%	bought with no initial sales charge	None
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class PΔ	None	None	None
Class R†	None	None	None
Class R5†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

Δ Only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

† Not available to all investors.

The fund began offering class A, C, R, R5, R6 and Y shares on February 10, 2023.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s Amended and Restated Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the Trust (or its series), including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

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Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

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Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor

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contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

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OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

At close of the reporting period, the fund has deposited cash valued at $37,857 in a segregated account to cover margin requirements on open centrally cleared interest rate swap contracts.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty

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and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

At close of the reporting period, the fund has deposited cash valued at $706,931 in a segregated account to cover margin requirements on open centrally cleared credit default contracts.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs

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resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $424 on open derivative contracts subject to the Master Agreements. There was no collateral pledged by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Prior to May 2, 2023, the fund participated, along with other Putnam funds, in a $100 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2023, the fund had a capital loss carryover of $95,421,030 available to the extent allowed by the Code to offset future net capital gain, if any. As a result of the February 20, 2023 merger, the fund acquired $91,432,821 in capital loss carryovers from Putnam Multi-Asset Absolute Return Fund, which are subject to limitations imposed by the Code. The amounts of the combined carryovers are as follows:

	Loss carryover
Short-term	Long-term	Total
$54,266,929	$41,154,101	$95,421,030

Distributions to shareholders Distributions to shareholders from net investment income, if any, are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in

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accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from unrealized gains and losses on certain futures contracts, from income on swap contracts, from activity related to the merger as disclosed in Note 8 and from non-deductible merger expenses. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $2,946,480 to decrease undistributed net investment income, $19,834,214 to decrease paid-in capital and $22,780,694 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$8,619,172
Unrealized depreciation	(8,388,097)
Net unrealized appreciation	231,075
Undistributed ordinary income	1,037,702
Capital loss carryforward	(95,421,030)
Cost for federal income tax purposes	$224,341,846

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.630%	of the first $5 billion,	0.430%	of the next $50 billion,
0.580%	of the next $5 billion,	0.410%	of the next $50 billion,
0.530%	of the next $10 billion,	0.400%	of the next $100 billion and
0.480%	of the next $10 billion,	0.395%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.466% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2024, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $417,157 as a result of this limit.

Putnam Management has also contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through December 30, 2024, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.40% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $352,249 as a result of this limit.

84 Multi-Asset Income Fund

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed-income portion of the fund managed by PIL.

PAC is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.25% of the average net assets of the equity and asset allocation portion of the fund’s assets for which PAC is engaged as sub-advisor and 0.20% of the average net assets of the fixed-income portion of the fund’s assets for which PAC is engaged as sub-advisor.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$141,670	Class R5	8
Class C	13,508	Class R6	1,458
Class P	1,945	Class Y	43,778
Class R	2,206	Total	$204,573

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $27,468 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $192, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension

Multi-Asset Income Fund 85

liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Effective February 10, 2023, the fund adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$194,206
Class C	1.00%	1.00%	73,959
Class R	1.00%	0.50%	6,043
Total			$274,208

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $3,941 from the sale of class A shares and received $588 in contingent deferred sales charges from redemptions of class C shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $68 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$116,027,981	$93,908,754
U.S. government securities (Long-term)	54,382,308	36,159,049
Total	$170,410,289	$130,067,803

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	FOR THE PERIOD FROM 2/10/23 (COMMENCEMENT
	OF OPERATIONS) TO 8/31/23
Class A	Shares	Amount
Shares sold	491,977	$4,813,947
Shares issued in connection with reinvestment of distributions	173,251	1,669,068
Shares issued in connection with the merger of Putnam Multi-Asset
Absolute Return Fund	15,656,153	150,101,805
	16,321,381	156,584,820
Shares repurchased	(1,659,321)	(16,000,618)
Net increase	14,662,060	$140,584,202

86 Multi-Asset Income Fund

	FOR THE PERIOD FROM 2/10/23 (COMMENCEMENT
	OF OPERATIONS) TO 8/31/23
Class C	Shares	Amount
Shares sold	14,960	$134,296
Shares issued in connection with reinvestment of distributions	11,156	107,456
Shares issued in connection with the merger of Putnam Multi-Asset
Absolute Return Fund	1,717,846	16,468,814
	1,743,962	16,710,566
Shares repurchased	(504,084)	(4,856,895)
Net increase	1,239,878	$11,853,671

	YEAR ENDED 8/31/23		YEAR ENDED 8/31/22
Class P	Shares	Amount	Shares	Amount
Shares sold	837,606	$8,025,200	1,149,701	$12,263,181
Shares issued in connection with
reinvestment of distributions	56,684	540,531	76,368	823,038
Shares issued in connection with the
merger of Putnam Multi-Asset Absolute
Return Fund	—	—	—	—
	894,290	8,565,731	1,226,069	13,086,219
Shares repurchased	(610,767)	(5,888,834)	(789,749)	(8,110,688)
Net increase	283,523	$2,676,897	436,320	$4,975,531

	FOR THE PERIOD FROM 2/10/23 (COMMENCEMENT
	OF OPERATIONS) TO 8/31/23
Class R	Shares	Amount
Shares sold	5,404	$53,059
Shares issued in connection with reinvestment of distributions	2,492	24,011
Shares issued in connection with the merger of Putnam Multi-Asset
Absolute Return Fund	232,019	2,224,787
	239,915	2,301,857
Shares repurchased	(2,306)	(22,220)
Net increase	237,609	$2,279,637

	FOR THE PERIOD FROM 2/10/23 (COMMENCEMENT
	OF OPERATIONS) TO 8/31/23
Class R5	Shares	Amount
Shares sold	1,037	$10,002
Shares issued in connection with reinvestment of distributions	14	136
Shares issued in connection with the merger of Putnam Multi-Asset
Absolute Return Fund	—	—
	1,051	10,138
Shares repurchased	—	—
Net increase	1,051	$10,138

Multi-Asset Income Fund 87

	FOR THE PERIOD FROM 2/10/23 (COMMENCEMENT
	OF OPERATIONS) TO 8/31/23
Class R6	Shares	Amount
Shares sold	51,369	$494,815
Shares issued in connection with reinvestment of distributions	7,033	67,776
Shares issued in connection with the merger of Putnam Multi-Asset
Absolute Return Fund	1,255,285	12,037,682
	1,313,687	12,600,273
Shares repurchased	(806,209)	(7,663,274)
Net increase	507,478	$4,936,999

	FOR THE PERIOD FROM 2/10/23 (COMMENCEMENT
	OF OPERATIONS) TO 8/31/23
Class Y	Shares	Amount
Shares sold	233,231	$2,250,281
Shares issued in connection with reinvestment of distributions	58,933	567,678
Shares issued in connection with the merger of Putnam Multi-Asset
Absolute Return Fund	5,651,783	54,191,555
	5,943,947	57,009,514
Shares repurchased	(1,837,110)	(17,649,262)
Net increase	4,106,837	$39,360,252

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class C	1,045	0.08%	$10,137
Class R	1,048	0.44	10,166
Class R5	1,051	100.00	10,201
Class R6	1,052	0.21	10,204
Class Y	1,051	0.03	10,195

At the close of the reporting period, the Putnam Retirement Advantage Funds owned 9.1% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 8/31/22	cost	proceeds	income	of 8/31/23
Short-term investments
Putnam Short Term
Investment Fund**	$975,000	$55,446,239	$50,292,397	$280,676	$6,128,842
Total Short-term
investments	$975,000	$55,446,239	$50,292,397	$280,676	$6,128,842

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

88 Multi-Asset Income Fund

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and ceased publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Multi-Asset Income Fund 89

Note 8: Acquisition of Putnam Multi-Asset Absolute Return Fund

On February 20, 2023, the fund issued the following fund shares in exchange for the following shares of Putnam Multi-Asset Absolute Return Fund to acquire its net assets in a tax-free exchange approved by the shareholders:

			Putnam Multi-Asset
			Absolute Return Fund’s
Share class	Fund shares issued:	Share class	shares exchanged:
Class A	15,409,020	Class A	16,463,847
Class A*	247,133	Class B*	276,840
Class C	1,717,846	Class C	1,931,926
Class R	232,019	Class R	254,293
Class R6	1,255,285	Class R6	1,319,738
Class Y	5,651,783	Class Y	5,977,350

* Putnam Multi-Asset Absolute Return Fund’s Class B shares were exchanged for Class A shares of the fund.

The investment portfolio of Putnam Multi-Asset Absolute Return Fund, with a fair value of $234,554,551 and an identified cost of $238,821,615 at February 17, 2023, was the principal asset acquired by the fund. The net assets of the fund and Putnam Multi-Asset Absolute Return Fund on February 17, 2023, were $18,744,978 and $235,024,643, respectively. On February 17, 2023, Putnam Multi-Asset Absolute Return Fund had undistributed net investment income of $2,565,684, accumulated net realized loss of $113,605,864 and unrealized depreciation of $4,276,603. The aggregate net assets of the fund immediately following the acquisition were $253,769,621.

Information presented in the Statement of operations and changes in net assets reflect only the operations of Putnam Multi-Asset Income Fund.

Assuming the acquisition had been completed on September 1, 2022, the fund’s pro forma results of operations for the reporting period are as follows:

Net investment income	$13,074,221
Net gain on investments	$10,228,394
Net increase in net assets resulting from operations	$23,302,615

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Putnam Multi-Asset Absolute Return Fund that have been included in the fund’s Statement of operations for the current fiscal period.

Note 9: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$700
Written equity option contracts (contract amount)	$300
Futures contracts (number of contracts)	200
Forward currency contracts (contract amount)	$480,000
Centrally cleared interest rate swap contracts (notional)	$3,100,000
OTC total return swap contracts (notional)	$3,500,000
Centrally cleared credit default contracts (notional)	$5,500,000
Warrants (number of warrants)	80

90 Multi-Asset Income Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$306,485*	Payables	$—
Foreign exchange
contracts	Receivables	1,806	Payables	424
Payables, Net assets —
Equity contracts	Investments	631,610	Unrealized depreciation	326,530*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	97,870*	Unrealized depreciation	142,149*
Total		$1,037,771		$469,103

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(31,180)	$(31,180)
Foreign exchange contracts	—	—	3,976	—	$3,976
Equity contracts	(17)	(2,774,709)	—	(712,757)	$(3,487,483)
Interest rate contracts	—	(141,333)	—	(16,327)	$(157,660)
Total	$(17)	$(2,916,042)	$3,976	$(760,264)	$(3,672,347)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$338,277	$338,277
Foreign exchange contracts	—	—	1,382	—	$1,382
Equity contracts	27,507	(156,004)	—	316,683	$188,186
Interest rate contracts	—	(14,100)	—	(5,894)	$(19,994)
Total	$27,507	$(170,104)	$1,382	$649,066	$507,851

Multi-Asset Income Fund 91

Note 10: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	JPMorgan Securities LLC	Morgan Stanley & Co. International PLC	State Street Bank and Trust Co.	UBS AG	Total
Assets:
Centrally cleared interest rate swap contracts§	$4,159	$—	$—	$—	$—	$—	$—	$4,159
Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—
Futures contracts§	—	10,738	—	17,179	—	—	—	27,917
Forward currency contracts#	—	—	—	—	1,328	478	—	1,806
Purchased options**#	—	—	631,610	—	—	—	—	631,610
Total Assets	$4,159	$10,738	$631,610	$17,179	$1,328	$478	$—	$665,492
Liabilities:
Centrally cleared interest rate swap contracts§	$5,011	$—	$—	$—	$—	$—	$—	$5,011
Centrally cleared credit default contracts§	13,037	—	—	—	—	—	—	13,037
Futures contracts§	—	—	—	15,000	—	—	—	15,000
Forward currency contracts#	—	—	—	—	—	—	424	424
Written options#	—	—	109,671	—	—	—	—	109,671
Total Liabilities	$18,048	$—	$109,671	$15,000	$—	$—	$424	$143,143
Total Financial and Derivative Net Assets	$(13,889)	$10,738	$521,939	$2,179	$1,328	$478	$(424)	$522,349
Total collateral received (pledged)†##	$—	$—	$521,939	$—	$—	$—	$—
Net amount	$(13,889)	$10,738	$—	$2,179	$1,328	$478	$(424)
Controlled collateral received (including
TBA commitments)**	$—	$—	$590,000	$—	$—	$—	$—	$590,000
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $501,275 and $744,787, respectively.

92 Multi-Asset Income Fund	Multi-Asset Income Fund 93

Note 11: Of special note

On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Management, a wholly-owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), would become an indirect wholly-owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. In anticipation of this automatic termination, on June 23, 2023, the Board of Trustees of the Putnam Funds approved a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable), which will be presented to the shareholders of each Putnam Fund for their approval at shareholder meetings currently expected to occur in October 2023. Proxy solicitation materials related to these meetings have been made available to shareholders that held shares of the fund at the close of business on July 24, 2023.

94 Multi-Asset Income Fund

Federal tax information (Unaudited)

The fund designated 18.47% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 18.83%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $2,567,466 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2024 will show the tax status of all distributions paid to your account in calendar 2023.

Multi-Asset Income Fund 95

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann

Born 1955, Trustee since 2010, Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler

Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy

Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment advisor, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Capital Corporation.

Marie Pillai

Born 1954, Trustee since 2022

Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; previously a Board Member of Catholic Charities of St. Paul and Minneapolis; Director of the Catholic Community Foundation of Minnesota; and Investment Advisory Board Member of the University of Minnesota.

96 Multi-Asset Income Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of August 31, 2023, there were 89 mutual funds, 4 closed-end funds, and 12 exchange-traded funds in the Putnam funds complex. Each Trustee serves as Trustee of all funds in the Putnam funds complex.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Multi-Asset Income Fund 97

Officers
In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Michael J. Higgins (Born 1976)	Assistant Vice President, Assistant Clerk,
Vice President, Treasurer, and Clerk	and Assistant Treasurer
Since 2010	Since 2004

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Head of Fund Administration Services,
Richard T. Kircher (Born 1962)	Putnam Investments and Putnam Management
Vice President and BSA Compliance Officer
Since 2019	Stephen J. Tate (Born 1974)
Assistant Director, Operational Compliance, Putnam	Vice President and Chief Legal Officer
Investments and Putnam Retail Management	Since 2021
General Counsel, Putnam Investments,
Martin Lemaire (Born 1984)	Putnam Management, and Putnam Retail Management
Vice President and Derivatives Risk Manager
Since 2022	Mark C. Trenchard (Born 1962)
Risk Manager and Risk Analyst, Putnam Investments	Vice President
Since 2002
Susan G. Malloy (Born 1957)	Director of Operational Compliance, Putnam
Vice President and Assistant Treasurer	Investments and Putnam Retail Management
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

98 Multi-Asset Income Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Core Equity Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Core Bond Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Research Fund	High Yield Fund
Income Fund
Global Sector	Money Market Fund†
Global Health Care Fund	Mortgage Opportunities Fund
Global Technology Fund	Mortgage Securities Fund
Short Duration Bond Fund
Growth	Ultra Short Duration Income Fund
Large Cap Growth Fund
Small Cap Growth Fund	Tax-free Income
Sustainable Future Fund	Intermediate-Term Municipal Income Fund
Sustainable Leaders Fund	Short-Term Municipal Income Fund
Strategic Intermediate Municipal Fund
Value	Tax Exempt Income Fund
International Value Fund	Tax-Free High Yield Fund
Large Cap Value Fund
Small Cap Value Fund	State tax-free income funds:‡
California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Multi-Asset Income Fund 99

Asset Allocation	Asset Allocation (cont.)
George Putnam Balanced Fund	Retirement Advantage Maturity Fund
Retirement Advantage 2065 Fund
Dynamic Asset Allocation Balanced Fund	Retirement Advantage 2060 Fund
Dynamic Asset Allocation Conservative Fund	Retirement Advantage 2055 Fund
Dynamic Asset Allocation Growth Fund	Retirement Advantage 2050 Fund
Retirement Advantage 2045 Fund
Multi-Asset Income Fund	Retirement Advantage 2040 Fund
Retirement Advantage 2035 Fund
Retirement Advantage 2030 Fund
Retirement Advantage 2025 Fund

Sustainable Retirement Maturity Fund
Sustainable Retirement 2065 Fund
Sustainable Retirement 2060 Fund
Sustainable Retirement 2055 Fund
Sustainable Retirement 2050 Fund
Sustainable Retirement 2045 Fund
Sustainable Retirement 2040 Fund
Sustainable Retirement 2035 Fund
Sustainable Retirement 2030 Fund
Sustainable Retirement 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

100 Multi-Asset Income Fund

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisors	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
The Putnam Advisory Company, LLC	Mona K. Sutphen
100 Federal Street		Alan G. McCormack
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Derivatives Risk Manager
Marketing Services	President
Putnam Retail Management		Denere P. Poulack
Limited Partnership	James F. Clark	Assistant Vice President,
100 Federal Street	Vice President and	Assistant Clerk, and
Boston, MA 02110	Chief Compliance Officer	Assistant Treasurer

Custodian	Michael J. Higgins	Janet C. Smith
State Street Bank	Vice President, Treasurer,	Vice President,
and Trust Company	and Clerk	Principal Financial Officer,
Principal Accounting Officer,
Legal Counsel	Jonathan S. Horwitz	and Assistant Treasurer
Ropes & Gray LLP	Executive Vice President,
	Principal Executive Officer,	Stephen J. Tate
Independent Registered	and Compliance Liaison	Vice President and
Public Accounting Firm		Chief Legal Officer
PricewaterhouseCoopers LLP
Mark C. Trenchard
Vice President

This report is for the information of shareholders of Putnam Multi-Asset Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In January 2023, the Code of Ethics of Putnam Investments and Code of Ethics of Putnam Funds were amended. The key changes to the Putnam Investments Code of Ethics are as follows: (i) Prohibition on investments in a single stock ETFs and (ii) Revision to the 7-day blackout rule for Analysts. The key change to the Putnam Funds Code of Ethics was that the provisions of the Code of Ethics for employees of PanAgora Asset Management, inc. and any of its subsidiaries are excluded from the Putnam Funds’ Code of Ethics.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Ms. Murphy and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2023	$139,083	$19,500*	$15,913	$ —
August 31, 2022	$60,249	$7,000*	$12,470	$ —

*	Fees billed to the fund for services relating to a fund merger.

For the fiscal years ended August 31, 2023 and August 31, 2022, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $277,156 and $317,753 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2023	$ —	$241,743	$ —	$ —
August 31, 2022	$ —	$298,283	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 23, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: October 23, 2023